                                                SECURITIES ACT FILE NO. 33-81472
                                        INVESTMENT COMPANY FILE ACT NO. 811-8626

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [X]

                               Pre-Effective Amendment No.                   [ ]
                               Post-Effective Amendment No. 12               [X]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              [X]

                                Amendment No. 13                             [ ]
                        (Check appropriate box or boxes)

                          VARIABLE ANNUITY ACCOUNT TWO
                           (Exact Name of Registrant)

                      AIG SunAmerica Life Assurance Company
 (doing business as Anchor National Life Insurance Company) ("Anchor National")
                               (Name of Depositor)

                               1 SunAmerica Center
                           Los Angeles, CA 90067-6022

              (Address of Depositor's Principal Offices) (Zip Code)

               (Depositor's Telephone Number, including area code)
                                 (310) 772-6000

                            Christine A. Nixon, Esq.
                                 Anchor National
                               1 SunAmerica Center
                       Los Angeles, California 90067-6022
                    (Name and Address for Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

[ ]  immediately upon filing pursuant to paragraph (b) of Rule 485
[X]  on May 1, 2002 pursuant to paragraph (b) of Rule 485
[ ]  60 days after filing pursuant to paragraph (a)(1) of Rule 485
[ ]  on (date) pursuant to paragraph (a)(1) of Rule 485

                          VARIABLE ANNUITY ACCOUNT TWO

                              Cross Reference Sheet

                               PART A - PROSPECTUS


Incorporated herein by reference to Post-Effective Amendment No. 11 under Securities Act of 1933 (the 33 Act) and No. 12 under the Investment Company Act of 1940 (the 40 Act) to Registration Statement File No. 33-81472 and 811-8626 filed on Form N-4 on December 21, 2001.

                  PART B - STATEMENT OF ADDITIONAL INFORMATION


Certain information required in part B of the Registration Statement has been included within the Prospectus forming part of this Registration Statement; the following cross-references suffixed with a "P" are made by reference to the captions in the Prospectus.

ITEM NUMBER IN FORM N-4                        CAPTION
-----------------------                        -------
15.  Cover Page............................    Cover Page

16.  Table of Contents.....................    Table of Contents

17.  General Information and History.......    Description of the Company, the
                                               Separate Account and the General
                                               Account (P); Variable Portfolio
                                               Options (P); Additional
                                               Information About the Company (P)

18.  Services..............................    Contract Charges (P); Custodian
                                               (P); Financial Statements

19.  Purchase of Securities Being Offered..    Purchases, Withdrawals and
                                               Contract Values (P)

20.  Underwriters..........................    Purchases, Withdrawals and
                                               Contract Value (P); Distribution
                                               of Contracts

21.  Calculation of Performance Data.......    Performance Data

22.  Annuity Payments......................    Income Phase (P); Annuity Unit
                                               Values; Income Payments

23.  Financial Statements..................    Depositor: Financial Statements;
                                               Registrant: Financial Statements


                                     PART C

        Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------
                          VARIABLE ANNUITY ACCOUNT TWO

                    SUPPLEMENT TO THE VISTA CAPITAL ADVANTAGE
                       PROSPECTUS DATED DECEMBER 31, 2001

================================================================================

The date of the Prospectus has been changed to May 1, 2002.

All references in the Prospectus to the date of the Statement of Additional Information is hereby changed to May 1, 2002.

Insert the following immediately preceding the section "Incorporation of Certain Documents by Reference" on page 2:

        Anchor National Life Insurance Company is in the process of changing its name to AIG SunAmerica Life Assurance Company. We anticipate this process will take some time to implement in all jurisdictions where we do business. We expect the name change to be completed during 2003. To begin this process we officially changed the name in our stated of domicile, Arizona. However, we continue to do business, today, under the name Anchor National and will refer to the Company by that name throughout this prospectus. You will be notified when the name is changed to AIG SunAmerica Life Assurance Company and we are no longer doing business as Anchor National. Please keep in mind, this is a name change only and will not affect the substance of your contract.

Replace in its entirety the first paragraph in the section "Incorporation of Certain Documents by Reference" on page 2 with the following:

        Anchor National's Annual Report on Form 10-K/A for the year Ended December 31, 2001 is incorporated herein by reference.

Replace the "Legal Proceedings" section on page 27 with the following:

        There are no pending legal proceedings affecting the Separate Account. Anchor National and its subsidiaries engage in various kinds of routine litigation. In management's opinion these matters are not of material importance to the Company's total assets, with the potential exception of McMurdie, et al. v. SunAmerica Inc., et al, Case No. BC 194082, filed on July 10, 1998 in the Superior Court for the County of Los Angeles. This lawsuit is a representative action wherein the plaintiffs allege violations of California's Business and Professions Code Sections 17200 et seq. The Company is vigorously defending the lawsuit. The probability of any particular outcome is not reasonably estimable at this time.

Replace the first sentence in the section "Independent Accountants" on page 28 with the following:

        The audited consolidated financial statements of AIG SunAmerica Life Assurance Company (formerly Anchor National Life Insurance Company) at December 31, 2001 and 2000 and for the years ended December 31, 2001, 2000 and 1999, are presented in the Statement of Additional Information.

Date:  May 1, 2002

                Please keep this Supplement with your Prospectus.

                         [VISTA CAPITAL ADVANTAGE LOGO]


                                   PROSPECTUS


                                DECEMBER 31, 2001


Incorporated herein by reference to Post-Effective Amendment No. 11 under Securities Act of 1933 (the 33 Act) and No. 12 under the Investment Company Act of 1940 (the 40 Act) to Registration Statement File No. 33-81472 and 811-8626 filed on Form N-4 on December 21, 2001.

                       STATEMENT OF ADDITIONAL INFORMATION

                             VISTA CAPITAL ADVANTAGE
               FIXED AND VARIABLE GROUP DEFERRED ANNUITY CONTRACTS

                          VARIABLE ANNUITY ACCOUNT TWO

                DEPOSITOR: ANCHOR NATIONAL LIFE INSURANCE COMPANY


This Statement of Additional Information is not a prospectus; it should be read with the prospectus dated May 1, 2002, relating to the annuity contracts described above, a copy of which may be obtained without charge by calling (800) 445-SUN2 or by written request addressed to:


                     Anchor National Life Insurance Company
                             Annuity Service Center
                                 P.O. Box 54299
                       Los Angeles, California 90054-0299



             The date of this Statement of Additional Information is
                                   May 1, 2002

                                TABLE OF CONTENTS


                                                                          PAGE
                                                                          ----
Performance Data................................................           1

Income Payments.................................................           3

Annuity Unit Values.............................................           4

Taxes...........................................................           6

Distribution of Contracts.......................................          12

Financial Statements............................................          12

                                PERFORMANCE DATA

        Performance data for the various Variable Portfolios are computed in the manner described below.

MONEY MARKET PORTFOLIO

        The annualized current yield and the effective yield for the Money Market Portfolio for the 7-day period ended August 31, 2001 were 1.62% and 1.63%, respectively.

        Current yield is computed by first determining the Base Period Return attributable to a hypothetical contract having a balance of one Accumulation Unit at the beginning of a 7 day period using the formula:

        Base Period Return = (EV-SV-CMF)/(SV)

        where:

        SV  = value of one Accumulation Unit at the start of a 7 day period

        EV  = value of one Accumulation Unit at the end of the 7 day period

        CMF = an allocated portion of the $30 annual contract maintenance fee, prorated for 7 days


        The change in value of an Accumulation Unit during the 7 day period reflects the income received, minus any expenses accrued, during such 7 day period. The contract maintenance fee is first allocated among the Variable Portfolios and the General Account so that each Variable Portfolio's allocated portion of the charge is proportional to the percentage of the number of Owners' accounts that have money allocated to that Variable Portfolio. The portion of the charge allocable to the Money Market Portfolio is further reduced, for purposes of the yield computation, by multiplying it by the ratio that the value of the hypothetical contract bears to the value of an account of average size for contracts funded by the Money Market Portfolio. Finally, the result is multiplied by the fraction 365/7 to arrive at the portion attributable to the 7 day period.


        The current yield is then obtained by annualizing the Base Period
Return:

               Current Yield = (Base Period Return) x (365/7)

        The Money Market Portfolio also quotes an "effective yield" that differs from the current yield given above in that it takes into account the effect of dividend reinvestment in the Underlying Fund. The effective yield, like the current yield, is derived from the Base Period Return over a 7 day period. However, the effective yield accounts for dividend reinvestment by compounding the current yield according to the formula:

               Effective Yield = [(Base Period Return + 1)365/7 - 1]

        The yield quotations also do not reflect any impact of premium taxes, transfer fees, or Withdrawal Charges.

        The yield quoted should not be considered a representation of the yield of the Money Market Portfolio in the future since the yield is not fixed. Actual yields will depend not only on the type, quality and maturities of the investments held by the Underlying Fund and changes in interest rates on such investments, but also on factors such as a Owner's account size (since the impact of fixed dollar charges will be greater for small accounts than for larger accounts).

        Yield information may be useful in reviewing the performance of the Money Market Portfolio and for providing a basis for comparison with other investment alternatives. However, the Money Market Portfolio's yield fluctuates, unlike bank deposits or other investments that typically pay a fixed yield for a stated period of time.

OTHER VARIABLE PORTFOLIOS

        The Variable Portfolios of the Separate Account other than the Money Market Portfolio compute their performance data as "total return".

        The total returns of the various Variable Portfolios for periods of 1, 3 and 5 years, and since each Variable Portfolio's inception date, are shown below, both with and without an assumed complete redemption at the end of the period.


                          VARIABLE ANNUITY ACCOUNT TWO
                            STANDARDIZED PERFORMANCE
              TOTAL ANNUAL RETURN (IN PERCENT) FOR PERIOD ENDED ON
                    AUGUST 31, 2001 (WITH/WITHOUT REDEMPTION)



                              VARIABLE
                              PORTFOLIO                                                                    SINCE
VARIABLE PORTFOLIO            INCEPTION         1 YEAR              3 YEAR              5 YEAR           INCEPTION
------------------            ---------         ------              ------              ------           ---------
International Equity           03/13/95      -31.92/-25.92          1.15/2.75          1.49/2.16          3.00/3.26
Capital Growth                 03/13/95      -18.02/-12.02        11.31/12.64          7.59/8.12        11.66/11.83
Growth and Income              03/13/95      -24.54/-18.54          0.30/1.93          5.11/5.69          8.64/8.83
Asset Allocation               03/13/95      -22.49/-16.49        -2.01/-0.31          2.71/3.35          5.26/5.49
U.S. Government                07/13/95          2.99/8.99          2.52/4.08          5.03/5.62          4.39/4.65


        Total return for a Variable Portfolio represents a single computed annual rate of return that, when compounded annually over a specified time period (one, five, and ten years, or since inception) and applied to a hypothetical initial investment in a contract funded by that Variable Portfolio made at the beginning of the period, will produce the same value at the end of the period that the hypothetical investment would have produced over the same period. The total rate of return (T) is computed so that it satisfies the formula:

        P(1+T)n = ERV
        where:

               P    =  a hypothetical initial payment of $1,000

               T    =  average annual total return

               n    =  number of years

               ERV  =  ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year period as of the end of the period (or fractional portion thereof).

        The total return figures reflect the effect of both nonrecurring and recurring charges, as discussed herein. Recurring charges are taken into account in a manner similar to that used for the yield computations for the Money Market Portfolio, described above. The applicable Withdrawal Charge (if any) is deducted as of the end of the period, to reflect the effect of the assumed complete redemption. Because the impact of the Contract Maintenance Fee on a particular Owner's account will generally differ from that assumed in the computation, due to differences between most actual allocations and the assumed one, as well as differences due to varying account sizes, the total return experienced by an actual Variable Portfolio over the same time periods would generally have been different from those produced by the computation. As with the Money Market Portfolio yield figures, total return figures are derived from historical data and are not intended to be a projection of future performance.

                                 INCOME PAYMENTS

INITIAL MONTHLY INCOME PAYMENTS

        The initial income payment is determined by applying separately that portion of the contract value allocated to the fixed account option and the Variable Portfolio(s), less any premium tax, to the annuity table specified in the contract for fixed and variable income payments. Those tables are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the sex (except where, as in the case of certain Qualified contracts and other employer-sponsored retirement plans, such classification is not permitted) and age of the annuitant and designated second person, if any.

        The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor appearing in the table to compute the amount of the first monthly income payment. In the case of a variable annuity, that amount is divided by the value of an Annuity Unit as of the Annuity Date to establish the number of Annuity Units representing each variable income payment. The number of Annuity Units determined for the first variable income payment remains constant for the second and subsequent monthly variable income payments, assuming that no reallocation of contract values is made.

SUBSEQUENT MONTHLY INCOME PAYMENTS

        For fixed income payments, the amount of the second and each subsequent monthly income payment is the same as that determined above for the first monthly payment.

        For variable income payments, the amount of the second and each subsequent monthly income payment is determined by multiplying the number of Annuity Units, as determined in connection with the calculation of the initial monthly payment, above, by the Annuity Unit value as of the day preceding the date on which each income payment is due.

                               ANNUITY UNIT VALUES

        The value of an Annuity Unit is determined independently for each Variable Portfolio.

        The annuity tables contained in the contract are based on a 3.5% per annum assumed investment rate. If the actual net investment rate experienced by a Variable Portfolio exceeds 3.5%, variable income payments derived from allocations to that Variable Portfolio will increase over time. Conversely, if the actual rate is less than 3.5%, variable income payments will decrease over time. If the net investment rate equals 3.5%, the variable income payments will remain constant. If a higher assumed investment rate had been used, the initial monthly payment would be higher, but the actual net investment rate would also have to be higher in order for income payments to increase (or not to decrease).

        The payee receives the value of a fixed number of Annuity Units each month. The value of a fixed number of Annuity Units will reflect the investment performance of the Variable Portfolios elected, and the amount of each income payment will vary accordingly.

        For each Variable Portfolio, the value of an Annuity Unit is determined by multiplying the Annuity Unit value for the preceding month by the net investment factor for the month for which the Annuity Unit value is being calculated. The result is then multiplied by a second factor which offsets the effect of the assumed net investment rate of 3.5% per annum that is assumed in the annuity tables contained in the contract.

NET INVESTMENT FACTOR

        The net investment factor ("NIF") is an index applied to measure the net investment performance of a Variable Portfolio from one month to the next. The NIF may be greater or less than or equal to one; therefore, the value of an Annuity Unit may increase, decrease or remain the same.

        The NIF for any Variable Portfolio for a certain month is determined by dividing (a) by (b) where:

        (a) is the Accumulation Unit value of the Variable Portfolio determined as of the end of that month, and

        (b) is the Accumulation Unit value of the Variable Portfolio determined as of the end of the preceding month.

        The NIF for a Variable Portfolio for a given month is a measure of the net investment performance of the Variable Portfolio from the end of the prior month to the end of the given month. A NIF of 1.000 results in no change; a NIF greater than 1.000 results in an increase; and a NIF less than 1.000 results in a decrease. The NIF is increased (or decreased) in accordance with the increases (or decreases, respectively) in the value of a share of the underlying fund in which the Variable Portfolio invests; it is also reduced by separate account asset charges that are included in the Accumulation Unit Value.

        ILLUSTRATIVE EXAMPLE

        Assume that one share of a given Variable Portfolio had an Accumulation Unit value of $11.46 as of the close of the New York Stock Exchange ("NYSE") on the last business day in September and that its Accumulation Unit value had been $11.44 at the close of the NYSE on the last business day of the previous month. The NIF for the month of September is:

               NIF = ($11.46/$11.44)
                   = 1.00174825

        ILLUSTRATIVE EXAMPLE

        The change in Annuity Unit value for a Variable Portfolio from one month to the next is determined in part by multiplying the Annuity Unit value at the prior month end by the NIF for that Variable Portfolio for the new month. In addition, however, the result of that computation must also be multiplied by an additional factor that takes into account, and neutralizes, the assumed investment rate of 3.5 percent per annum upon which the income payment tables are based. For example, if the net investment rate for a Variable Portfolio (reflected in the NIF) were equal to the assumed investment rate, the variable income payments should remain constant (i.e., the Annuity Unit value should not change). The monthly factor that neutralizes the assumed investment rate of 3.5 percent per annum is:

                         1/[(1.035)(1/12) ] = 0.99713732

        In the example given above, if the Annuity Unit value for the Portfolio was $10.103523 on the last business day in August, the Annuity Unit value on the last business day in September would have been:

                $10.103523 x 1.00174825 x 0.99713732 = $10.092213

        To determine the initial payment, the initial annuity payment for variable annuitization is calculated based on our mortality expectations and an assumed interest rate (AIR) of 3.5%. Thus the initial variable annuity payment is the same as the initial payment for a fixed interest payout annuity calculated at an effective rate of 3.5%.

        The Net Investment Factor (NIF) measures the performance of the funds that are the basis for the amount of future annuity payments. This performance is compared to the AIR, and if the growth in the NIF is the same as the AIR rate the payment remains the same as the prior month. If the rate of growth of the NIF is different than the AIR, then the payment is changed proportionately to the ratio (1+NIF) / (1+AIR), calculated on a monthly basis. If the NIF is greater than the AIR, then this proportion is greater than one and payments are decreased. If the NIF is less than the AIR, then this proportion is less than one and payments are decreased.

VARIABLE INCOME PAYMENTS

        ILLUSTRATIVE EXAMPLE

        Assume that a male owner, P, owns a contract in connection with which P has allocated all of his contract value to a single Variable Portfolio. P is also the sole annuitant and, at age 60, has elected to begin the income phase of his contract under Option 4, with 12 years of guaranteed payments. As of the last valuation preceding the Annuity Date, P's Account was credited with 7543.2456 Accumulation Units, each having a value of $15.432655, (i.e., P's account value is equal to 7543.2456 x $15.432655 = $116,412.31). Assume also that the Annuity Unit value for the Portfolio on that same date is $13.256932, and that the Annuity Unit value on the day immediately prior to the second income payment date is $13.327695.

        P's first variable income payment is determined from the annuity rate tables in P's contract, using the information assumed above. From the tables, which supply monthly income payments for each $1,000 of applied contract value, P's first variable income payment is determined by multiplying the monthly installment of $5.42 (Option 4 tables, male Annuitant age 60 at the Annuity
Date) by the result of dividing P's account value by $1,000:

             First Payment = $5.42 x ($116,412.31/$1,000) = $630.95

        The number of P's Annuity Units (which will be fixed; i.e., it will not change unless he transfers his Account to another Account) is also determined at this time and is equal to the amount of the first variable income payment divided by the value of an Annuity Unit on the day immediately prior to annuitization:

                 Annuity Units = $630.95/$13.256932 = 47.593968

        P's second variable income payment is determined by multiplying the number of Annuity Units by the Annuity Unit value as of the day immediately prior to the second payment due date:

                Second Payment = 47.593968 x $13.327695 = $634.32

        The third and subsequent variable income payments are computed in a manner similar to the second variable income payment.

        Note that the amount of the first variable income payment depends on the contract value in the relevant Variable Portfolio on the Annuity Date and thus reflects the investment performance of the Variable Portfolio net of fees and charges during the income phase. The amount of that payment determines the number of Annuity Units, which will remain constant during the Annuity Phase (assuming no transfers from the Variable Portfolio). The net investment performance of the Variable Portfolio during the Annuity Phase is reflected in continuing changes during this phase in the Annuity Unit value, which determines the amounts of the second and subsequent variable income payments.

                                      TAXES


GENERAL



        Note: We have prepared the following information on taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax adviser about your own circumstances.

        Section 72 of the Internal Revenue Code of 1986, as amended (the "Code" or "IRC") governs taxation of annuities in general. An owner is not taxed on increases in the value of a contract until distribution occurs, either in the form of a non-annuity distribution or as income payments under the annuity option elected. For a lump sum payment received as a total surrender (total redemption), the recipient is taxed on the portion of the payment that exceeds the cost basis of the contract. For a payment received as a withdrawal (partial redemption), federal tax liability is determined on a last-in, first-out basis, meaning taxable income is withdrawn before the cost basis of the contract is withdrawn. A different rule applies to Purchase Payments made (including, if applicable, in the case of a contract issued in exchange for a prior contract) prior to August 14, 1982. Those Purchase Payments are considered withdrawn first for federal income tax purposes, followed by earnings on those Purchase Payments. For contracts issued in connection with Nonqualified plans, the cost basis is generally the Purchase Payments, while for contracts issued in connection with Qualified plans there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates. Tax penalties may also apply.



        For annuity payments, a portion of each payment in excess of an exclusion amount is includible in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the Contract (if any, and adjusted for any period or refund feature) bears to the expected return under the Contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the Contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the Contract has been recovered (i.e. when the total of the excludable amount equals the investment in the Contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of Qualified Plans there may be no cost basis in the Contract within the meaning of Section 72 of the Code. Owners, annuitants and beneficiaries under the Contracts should seek competent financial advice about the tax consequences of any distributions.



        The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from the Company and its operations form a part of the Company.



WITHHOLDING TAX ON DISTRIBUTIONS



        The Code generally requires the Company (or, in some cases, a plan administrator) to withhold tax on the taxable portion of any distribution or withdrawal from a contract. For "eligible rollover distributions" from contracts issued under certain types of Qualified plans, 20% of the distribution must be withheld, unless the payee elects to have the distribution "rolled over" to another eligible plan in a direct "trustee to trustee" transfer. This requirement is mandatory and cannot be waived by the owner. Withholding on other types of distributions can be waived.



        An "eligible rollover distribution" is the estimated taxable portion of any amount received by a covered employee from a plan qualified under Section 401(a) or 403(a) of the Code, or from a tax-sheltered annuity qualified under
Section 403(b) of the Code other than (1) income payments for the life (or life expectancy) of the employee, or joint lives (or joint life expectancies) of the employee and his or her designated Beneficiary, or for a specified period of ten years or more; (2) financial hardship withdrawals; and (3) distributions required to be made under the Code). Failure to "roll over" the entire amount of an eligible rollover distribution (including an amount equal to the 20% portion of the distribution that was withheld) could have adverse tax consequences, including the imposition of a penalty tax on premature withdrawals, described later in this section.



        Withdrawals or distributions from a contract other than eligible rollover distributions are also subject to withholding on the estimated taxable portion of the distribution, but the owner may elect in such cases to waive the withholding requirement. If not waived, withholding is imposed (1) for periodic payments, at the rate that would be imposed if the payments were wages, or (2) for other distributions, at the rate of 10%. If no withholding exemption certificate is in effect for the payee, the rate under (1) above is computed by treating the payee as a married individual claiming 3 withholding exemptions.



DIVERSIFICATION - SEPARATE ACCOUNT INVESTMENTS



        Section 817(h) of the Code imposes certain diversification standards on the underlying assets of nonqualified variable annuity contracts. These requirements generally do not apply to Qualified Contracts, which are considered "Pension Plan Contracts" for purposes of these Code requirements. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not adequately diversified, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"). Disqualification of the contract as an annuity contract would result in imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to the receipt of any payments under the contract. The Code contains a safe harbor provision which provides that annuity contracts, such as your contract, meet the diversification requirements if, as of the close of each calendar quarter, the underlying assets meet the diversification standards for a regulated investment company, and no more than 55% of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.



        The Treasury Department has issued regulations which establish diversification requirements for the investment portfolios underlying variable contracts such as the contracts. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations an investment portfolio will be deemed adequately diversified if (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments. For purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."



NON-NATURAL OWNERS



        Under Section 72(u) of the Code, the investment earnings on premiums for the Contracts will be taxed currently to the Owner if the Owner is a non-natural person, e.g., a corporation or certain other entities. Such Contracts generally will not be treated as annuities for federal income tax purposes. However, this treatment is not applied to a Contract held by a trust or other entity as an agent for a natural person nor to Contracts held by Qualified Plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a Contract to be owned by a non-natural person.



MULTIPLE CONTRACTS



        The Code provides that multiple non-qualified annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. For purposes of this rule, contracts received in a Section 1035 exchange will be considered issued in the year of the exchange. (However, they may be treated as issued on the issue date of the contract being exchanged, for certain purposes, including for determining whether the contract is an immediate annuity contract. Owners should consult a tax adviser prior to purchasing more than one non-qualified annuity contract from the same issuer in any calendar year.

TAX TREATMENT OF ASSIGNMENTS



        An assignment of a contract may have tax consequences, if the assignment is not part of a permitted loan program under an employer-sponsored plan, and may also be prohibited by the Employee Retirement Income Security Act of 1974 ("ERISA") in some circumstances. Owners should therefore consult competent legal advisers should they wish to assign their contracts.



TAX TREATMENT OF GIFTING A CONTRACT



        If you transfer ownership of your Contract to a person other than your spouse or former spouse incident to divorce, and receive payment less than the Contract's value, you will be liable for the tax on the Contract's value above your purchase payments not previously withdrawn. The new Contract owner's purchase payments (basis) in the Contract will be increased to reflect the amount included in your taxable income.



TRUSTEE TO TRUSTEE TRANSFERS



        The IRC limits the withdrawal of Purchase Payments from certain Tax-Sheltered Annuities (TSAs). Withdrawals can only be made when an owner: (1) reaches age 59-1/2; (2) leaves his or her job; (3) dies; (4) becomes disabled (as defined in the IRC); or (5) experiences a hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments. Transfers of amounts from one TSA contract to another TSA contract under section 403(b) or to a custodial account under section 403(b)(7) are not considered distributions, and thus are not subject to these withdrawal limitations.



        Trustee to trustee transfers can also be permitted between IRAs, and between contracts or accounts established under the same employer-sponsored plans. Such transfers may, however, be subject to limitations under the annuity contract.

PARTIAL 1035 EXCHANGES



        Section 1035 of the Code provides that an annuity contract may be exchanged in a tax-free transaction for another annuity contract. Historically, it was presumed that only the exchange of an entire contact, as opposed to a partial exchange, would be accorded tax-free status. In 1998 in Conway vs. Commissioner, the Tax Court held that the direct transfer of a portion of an annuity contract into another annuity contract qualified as a non-taxable exchange. On November 22, 1999, the Internal Revenue Service filed an Action on Decision which indicated that it acquiesced in the Tax Court decision in Conway. However, in its acquiescence with the decision of the Tax Court, the Internal Revenue Service stated that it will challenge transactions where taxpayers enter into a series of partial exchanges and annuitizations as part of a design to avoid application of the 10% premature distribution penalty or other limitations imposed on annuity contracts under Section 72 of the Code. In the absence of further guidance from the Internal Revenue Service it is unclear what specific types of partial exchange designs and transactions will be challenged by the Internal Revenue Service. Due to the uncertainty in this area owners should seek their own tax advice.



QUALIFIED PLANS



        The contracts offered by this prospectus are designed to be suitable for use under various types of Qualified plans. Taxation of owners in each Qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners, Annuitants and Beneficiaries are cautioned that benefits under a Qualified plan may be subject to limitations under the employer-sponsored plan, in addition to the terms and conditions of the contracts issued pursuant to the plan.



        Following are general descriptions of the types of Qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general information purposes only. The tax rules regarding Qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a contract issued under a Qualified plan.



        Contracts issued pursuant to Qualified plans include special provisions restricting contract provisions that may otherwise be available and described in this prospectus. Generally, contracts issued pursuant to Qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to surrenders from Qualified contracts.

(a) PLANS OF SELF-EMPLOYED INDIVIDUALS: "H.R. 10 PLANS"



        Section 401 of the Code permits self-employed individuals to establish Qualified plans for themselves and their employees, commonly referred to as "H.R. 10" or "Keogh" Plans. Contributions made to the plan for the benefit of the employees will not be included in the gross income of the employees until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations and restrictions on these plans, such as: amounts of allowable contributions; form, manner and timing of distributions; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with an H.R. 10 Plan should obtain competent tax advice as to the tax treatment and suitability of such an investment.



(b) TAX-SHELTERED ANNUITIES



        Section 403(b) of the Code permits the purchase of "tax-sheltered annuities" by public schools and certain charitable, education and scientific organizations described in Section 501(c)(3) of the Code. These qualifying employers may make contributions to the contracts for the benefit of their employees. Such contributions are not includible in the gross income of the employee until the employee receives distributions from the contract. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code. One of these limits, on the amount that the employee may contribute on a voluntary basis, is imposed by the annuity contract as well as by the Code. That limit for 2002 is $11,000. The limit may be increased by up to $3,000 for employees with at least fifteen years of full-time equivalent service with the employer, and by an additional $1,000 in 2002 for employees age 50 or older, provided that other applicable requirements are satisfied. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, nondiscrimination and withdrawals. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an investment.



(c) INDIVIDUAL RETIREMENT ANNUITIES



        Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" ("IRA"). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual's gross income. The ability to deduct an IRA contribution is subject to limits based upon income levels, retirement plan participation status, and other factors. The maximum contribution for 2002 is $3,000. Individuals age 50 or older may be able to contribute an additional $500 in 2002. IRAs are subject to limitations on eligibility, contributions, transferability and distributions. Sales of contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of contracts to be qualified as IRAs should obtain competent tax advice as to the tax treatment and suitability of such an investment.



(d) ROTH IRAS



        Section 408(A) of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Unlike contributions to a regular Individual Retirement Annuity or Individual Retirement Account under
Section 408 of the Code, contributions to a Roth IRA are not made on a tax-deferred basis, but distributions are tax-free if certain requirements are satisfied. Like regular IRAs, Roth IRAs are subject to limitations on the amount that may be contributed, those who may be eligible and the time when distributions may commence without tax penalty. Unlike IRAs, to which everyone can contribute even if they cannot deduct the full contribution, income limits for Roth IRAs are limitations on who can establish such a contract. Certain persons may be eligible to convert a regular IRA into a Roth IRA. If they elect such a conversion, they generally also will be required to pay taxes on any previously untaxed amounts included in the amount converted. If the contracts are made available for use with Roth IRAs, they may be subject to special requirements imposed by the Internal Revenue Service ("IRS"). Purchasers of the contracts for this purpose will be provided with such supplementary information as may be required by the IRS or other appropriate agency.



(e) CORPORATE PENSION AND PROFIT-SHARING PLANS



        Sections 401(a) of the Code permits corporate employers to establish various types of retirement plans, including 401(k) plans, for employees. These plans can also be established by public employers (although public employers cannot establish new 401(k) plans) and by private employers that are not "corporations". These retirement plans may permit the purchase of the contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employee until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations on all plans on such items as amount of allowable contributions; form, manner and timing of distributions; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with corporate pension or profit sharing plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(f) ELIGIBLE DEFERRED COMPENSATION PLANS - SECTION 457(b)



        Under Section 457(b) of the Code, governmental and certain other tax-exempt employers may establish, for the benefit of their employees, deferred compensation plans which may invest in annuity contracts. The Code, as in the case of Qualified plans, establishes limitations and restrictions on eligibility, contributions and distributions. Under these plans, contributions made for the benefit of the employees will not be includible in the employees' gross income until distributed from the plan. As of January 1, 1999, all 457(b) plans of state and local governments must hold assets and income in a qualifying trust, custodial account, or annuity contract for the exclusive benefit of participants and their Beneficiaries.



ECONOMIC GROWTH AND TAX RELIEF RECONCILIATION ACT OF 2001



        For tax years beginning in 2002, the Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA) expands the range of eligible tax-free rollover distributions that may be made among qualified contracts. The changes made to the IRC by EGTRRA are scheduled to expire on December 31, 2010. Congress may, however, decide to promulgate legislation making the changes permanent or delaying their expiration. Furthermore, a number of states have not enacted legislation that conforms the state tax treatment of these contributions and distributions to the federal standard. In the absence of legislation or guidance from these non-conforming states, the state tax treatment of these funds, including any transfer or rollover that is permitted under EGTRRA but was not permitted prior to 2002, is currently unclear.


                            DISTRIBUTION OF CONTRACTS

        J.P. Morgan Fund Distributors, Inc. ("JPMFD"), located at 1211 Avenue of the Americas, New York, New York 10036, serves as the principal underwriter of the contracts. JPMFD is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the National Association of Securities Dealers, Inc. and is not affiliated with the Company.

        JPMFD has entered into sales agreements with other broker/dealers to solicit applications for the contracts through registered representatives who are licensed to sell securities and variable insurance products. These agreements provide that applications for the contracts may be solicited by registered representatives of the broker/dealers appointed by the Company to sell its variable annuities. Such broker/dealers will receive compensation as described in the prospectus. For the years ended August 31, 2001, 2000, 1999 and 1998, no commissions were paid to JPMFD as principal underwriter of the contracts.

        Contracts are offered on a continuous basis.

                              FINANCIAL STATEMENTS


        The audited consolidated financial statements of AIG SunAmerica Life Assurance Company (formerly Anchor National Life Insurance Company) at December 31, 2001 and 2000 and for the years ended December 31, 2001, 2000 and 1999, are presented in this Statement of Additional Information. The audited consolidated financial statements of the Company should be considered only as bearing on the ability of the Company to meet its obligation under the fixed portion of the Contracts.



        The financial statements of Variable Annuity Account Two at August 31, 2001 and for each of the two years in the period ended August 31, 2001, are incorporated herein by reference to Post-Effective Amendment No. 11 under the Securities Act of 1933 and No. 12 under the Investment Company Act of 1940 to Registration Statement File No. 33-81472 and 811-8626 filed on form N-4 on December 21, 2001. Documents incorporated herein by reference for filing purposes will still appear at the end of this document when it is distributed upon request.


        PricewaterhouseCoopers LLP, 350 South Grand Avenue, Los Angeles, California 90071, serves as the independent accountants for the Separate Account and the Company. The financial statements referred to above have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

                        Report of Independent Accountants



To the Board of Directors and Shareholder of AIG SunAmerica Life Assurance Company:



In our opinion, the accompanying consolidated balance sheet and the related consolidated statements of income and comprehensive income and of cash flows present fairly, in all material respects, the financial position of AIG SunAmerica Life Assurance Company (formerly, Anchor National Life Insurance Company), an indirect wholly owned subsidiary of American International Group, Inc., and its subsidiaries at December 31, 2001 and 2000, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2001, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits on these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 to the consolidated financial statements, the Company changed its method of accounting for derivative instruments and hedging activities and interest income and impairment of certain beneficial interests in securitized financial assets in 2001.

PricewaterhouseCoopers LLP
Los Angeles, California
January 31, 2002






                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                           CONSOLIDATED BALANCE SHEET



                                                  December 31,     December 31,
                                                          2001             2000
                                                  ------------     ------------
                                                          (In thousands)
ASSETS

Investments and cash:
   Cash and short-term investments                 $   200,064      $   169,701
   Bonds, notes and redeemable
     preferred stocks available for sale,
     at fair value (amortized cost:
     December 2001, $4,607,901;
     December 2000, $4,130,570)                      4,545,075        4,007,902
   Mortgage loans                                      692,392          684,174
   Partnerships                                        451,583            8,216
   Policy loans                                        226,961          244,436
   Separate account seed money                          50,560          104,678
   Common stocks available for sale,
     at fair value (cost: December 2001,
     $1,288; December 2000, $1,001)                        861              974
   Real estate                                          20,091           24,139
   Other invested assets                               563,739           18,514
                                                   -----------      -----------

   Total investments and cash                        6,751,326        5,262,734

Variable annuity assets held in separate
   accounts                                         18,526,413       20,393,820
Accrued investment income                               65,272           57,555
Deferred acquisition costs                           1,419,498        1,286,456
Income taxes currently receivable from Parent           61,435           60,992
Other assets                                           117,644          127,921
                                                   -----------      -----------

TOTAL ASSETS                                       $26,941,588      $27,189,478
                                                   ===========      ===========


           See accompanying notes to consolidated financial statements





                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                     CONSOLIDATED BALANCE SHEET (Continued)



                                                 December 31,       December 31,
                                                         2001               2000
                                                 ------------       ------------
                                                        (In thousands)
LIABILITIES AND SHAREHOLDER'S EQUITY

Reserves, payables and accrued liabilities:
   Reserves for fixed annuity contracts          $  3,498,917       $  2,778,229
   Reserves for universal life insurance
     contracts                                      1,738,493          1,832,667
   Reserves for guaranteed investment
     contracts                                        483,861            610,672
   Securities lending agreements                      541,899                 --
   Modified coinsurance deposit liability              61,675             97,647
   Other liabilities                                  226,550            206,677
                                                 ------------       ------------
   Total reserves, payables and accrued
     liabilities                                    6,551,395          5,525,892
                                                 ------------       ------------
Variable annuity liabilities related to
   separate accounts                               18,526,413         20,393,820
                                                 ------------       ------------
Subordinated notes payable to affiliates               58,814             55,119
-------------------------------------------      ------------       ------------
Deferred income taxes                                 210,970             85,978
                                                 ------------       ------------
Shareholder's equity:
   Common stock                                         3,511              3,511
   Additional paid-in capital                         925,753            493,010
   Retained earnings                                  694,004            697,730
   Accumulated other comprehensive loss               (29,272)           (65,582)
                                                 ------------       ------------
   Total shareholder's equity                       1,593,996          1,128,669
                                                 ------------       ------------
TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY       $ 26,941,588       $ 27,189,478
                                                 ============       ============


           See accompanying notes to consolidated financial statements




                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
            CONSOLIDATED STATEMENT OF INCOME AND COMPREHENSIVE INCOME



                                                           Years Ended December 31,
                                                   ---------------------------------------
                                                        2001           2000           1999
                                                   ---------      ---------      ---------
                                                                (In thousands)
Investment income                                  $ 375,213      $ 399,355      $ 516,001
                                                   ---------      ---------      ---------
Interest expense on:
   Fixed annuity contracts                          (133,647)      (140,322)      (231,929)
   Universal life insurance
     contracts                                       (81,773)       (86,263)      (102,486)
   Guaranteed investment
     contracts                                       (25,079)       (34,124)       (19,649)
   Senior indebtedness                                  (945)            --           (199)
   Subordinated notes payable
     to affiliates                                    (4,475)        (4,144)        (3,474)
                                                   ---------      ---------      ---------
   Total interest expense                           (245,919)      (264,853)      (357,737)
                                                   ---------      ---------      ---------
NET INVESTMENT INCOME                                129,294        134,502        158,264
                                                   ---------      ---------      ---------
NET REALIZED INVESTMENT LOSSES                       (92,711)       (15,177)       (19,620)
                                                   ---------      ---------      ---------
Fee income:
   Variable annuity fees                             361,877        400,495        306,417
   Net retained commissions                           47,572         62,202         51,039
   Asset management fees                              63,529         73,922         43,510
   Universal life insurance fees, net                 18,909         20,258         28,932
   Surrender charges                                  24,911         20,963         17,137
   Other fees                                         14,551         12,959          6,327
                                                   ---------      ---------      ---------
TOTAL FEE INCOME                                     531,349        590,799        453,362
                                                   ---------      ---------      ---------
GENERAL AND ADMINISTRATIVE EXPENSES                 (146,169)      (170,076)      (146,297)
                                                   ---------      ---------      ---------
AMORTIZATION OF DEFERRED
   ACQUISITION COSTS                                (220,316)      (158,007)      (116,840)
                                                   ---------      ---------      ---------
ANNUAL COMMISSIONS                                   (58,278)       (56,473)       (40,760)
                                                   ---------      ---------      ---------
GUARANTEED MINIMUM DEATH BENEFITS                    (21,606)        (1,551)          (386)
                                                   ---------      ---------      ---------
PRETAX INCOME BEFORE CUMULATIVE EFFECT OF
   ACCOUNTING CHANGE                                 121,563        324,017        287,723
                                                   ---------      ---------      ---------
Income tax expense                                   (20,852)      (108,445)      (103,025)
                                                   ---------      ---------      ---------
NET INCOME BEFORE CUMULATIVE EFFECT OF
   ACCOUNTING CHANGE                               $ 100,711      $ 215,572      $ 184,698
                                                   ---------      ---------      ---------
CUMULATIVE EFFECT OF ACCOUNTING CHANGE,
   NET OF TAX (NOTE 2)                               (10,342)            --             --
                                                   ---------      ---------      ---------
NET INCOME                                         $  90,369      $ 215,572      $ 184,698
                                                   ---------      ---------      ---------


           See accompanying notes to consolidated financial statements





                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
      CONSOLIDATED STATEMENT OF INCOME AND COMPREHENSIVE INCOME (Continued)




                                                           Years Ended December 31,
                                                   ---------------------------------------
                                                        2001           2000           1999
                                                   ---------      ---------      ---------
                                                                (In thousands)
OTHER COMPREHENSIVE INCOME (LOSS)
   NET OF TAX:
     Net unrealized gains (losses)
       on debt and equity securities
       available for sale identified
       in the current period (net of
       income tax benefit of $3,646,
       income tax expense of $20,444
       and income tax benefit of $63,900
       for 2001, 2000 and 1999, respectively)      $  (6,772)     $  37,968      $(118,669)

     Less reclassification adjustment
       for net realized losses included in net
       income (net of income tax benefit
       of $22,422, $4,848 and $4,165 for
       2001, 2000 and 1999, respectively)             41,640          9,003          7,735

CUMULATIVE EFFECT OF ACCOUNTING CHANGE,
   NET OF TAX (NOTE 2)                                 1,389             --             --

Net change related to cash flow hedges
   (net of income tax expense of $28
   for 2001)                                              53             --             --
                                                   ---------      ---------      ---------
OTHER COMPREHENSIVE INCOME (LOSS)                     36,310         46,971       (110,934)
                                                   ---------      ---------      ---------
COMPREHENSIVE INCOME                               $ 126,679      $ 262,543      $  73,764
                                                   =========      =========      =========


           See accompanying notes to consolidated financial statements



                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                      CONSOLIDATED STATEMENT OF CASH FLOWS



                                                                        Years Ended December 31,
                                                            ---------------------------------------------
                                                                   2001             2000             1999
                                                            -----------      -----------      -----------
                                                                            (In thousands)
CASH FLOW FROM OPERATING ACTIVITIES:
   Net income                                               $    90,369      $   215,572      $   184,698
   Adjustments to reconcile net income to net
     cash provided by operating activities:
     Cumulative effect of accounting change,
        net of tax                                               10,342               --               --
     Interest credited to:
        Fixed annuity contracts                                 133,647          140,322          231,929
        Universal life insurance contracts                       81,773           86,263          102,486
        Guaranteed investment contracts                          25,079           34,124           19,649
     Net realized investment losses                              92,711           15,177           19,620
     Amortization (accretion) of net
        premiums (discounts) on investments                       4,554           (2,198)         (18,343)
     Universal life insurance fees                              (18,909)         (20,258)         (28,932)
     Amortization of goodwill                                     1,452            1,455              776
     Provision for deferred income taxes                        126,010          114,127         (100,013)
     Change in:
        Accrued investment income                                (7,717)           3,029            9,155
        Deferred acquisition costs                              (97,947)        (171,500)        (184,507)
        Other assets                                             15,042          (16,628)          (5,661)
        Income taxes currently
        receivable/payable from Parent                              106          (84,482)          12,367
        Due from/to affiliates                                  (68,844)          27,763           27,381
        Other liabilities                                         9,697          (40,283)          22,123
     Other, net                                                    (770)          10,799           (2,992)
                                                            -----------      -----------      -----------
NET CASH PROVIDED BY OPERATING ACTIVITIES                       396,595          313,282          289,736
                                                            -----------      -----------      -----------
CASH FLOWS FROM INVESTING ACTIVITIES:
   Purchases of:
     Bonds, notes and redeemable preferred stock             (2,178,830)        (881,647)      (4,130,682)
     Mortgage loans                                             (70,295)        (144,303)        (331,398)
     Other investments, excluding short-term
        investments                                             (27,413)         (66,722)        (227,268)
   Sales of:
     Bonds, notes and redeemable preferred stock              1,087,090          468,221        2,660,931
     Other investments, excluding short-term
        investments                                               3,527           60,538           65,395
   Redemptions and maturities of:
     Bonds, notes and redeemable preferred stock                549,638          429,347        1,274,764
     Mortgage loans                                              63,960          136,277           46,760
     Other investments, excluding short-term
        investments                                              78,555          122,195           21,256
     Net cash and short-term investments transferred
        to affiliates in assumption reinsurance
        transaction with MBL Life Assurance Corporation              --           (3,314)        (371,634)
                                                            -----------      -----------      -----------
   NET CASH (USED IN) PROVIDED BY INVESTING ACTIVITIES         (493,768)         120,592         (991,876)
                                                            -----------      -----------      -----------


           See accompanying notes to consolidated financial statements




                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                CONSOLIDATED STATEMENT OF CASH FLOWS (Continued)



                                                                    Years Ended December 31,
                                                        ---------------------------------------------
                                                               2001             2000             1999
                                                        -----------      -----------      -----------
                                                                        (In thousands)
CASH FLOWS FROM FINANCING ACTIVITIES:
   Deposit and premium receipts on:
     Fixed annuity contracts                            $ 2,280,498      $ 1,764,600      $ 2,016,851
     Universal life insurance contracts                      52,469           58,738           78,864
     Guaranteed investment contracts                         40,000          350,000               --
   Net exchanges from the fixed accounts
     of variable annuity contracts                       (1,368,527)      (1,994,710)      (1,821,324)
   Withdrawal payments on:
     Fixed annuity contracts                               (315,794)        (320,778)      (2,232,374)
     Universal life insurance contracts                     (55,361)        (145,067)         (81,634)
     Guaranteed investment contracts                       (191,919)         (78,312)         (19,742)
   Claims and annuity payments on:
     Fixed annuity contracts                                (52,685)        (114,761)         (46,578)
     Universal life insurance contracts                    (146,998)        (118,302)        (158,043)
   Net receipts from (repayments of)
     other short-term financings                             15,920          (33,689)          40,924
   Net receipts (payments) related to a
     modified coinsurance transaction                       (35,972)         (43,110)         140,757
   Net receipts from issuances of subordinated
     notes payable to affiliate                                  --           17,303               --
   Capital contributions received                                --               --          114,400
   Return of capital by Parent                                   --               --         (170,500)
   Dividends paid to Parent                                 (94,095)         (69,000)              --
                                                        -----------      -----------      -----------
NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES         127,536         (727,088)      (2,138,399)
                                                        -----------      -----------      -----------
NET INCREASE (DECREASE) IN CASH
   AND SHORT-TERM INVESTMENTS                                30,363         (293,214)      (2,840,539)
CASH AND SHORT-TERM INVESTMENTS
   AT BEGINNING OF PERIOD                                   169,701          462,915        3,303,454
                                                        -----------      -----------      -----------
CASH AND SHORT-TERM INVESTMENTS
   AT END OF PERIOD                                     $   200,064      $   169,701      $   462,915
                                                        ===========      ===========      ===========
SUPPLEMENTAL CASH FLOW
   INFORMATION:
   Interest paid on indebtedness                        $     1,725      $     1,841      $     3,787
                                                        ===========      ===========      ===========
   Net income taxes received from (paid to) Parent      $   120,504      $   (78,796)     $  (190,126)
                                                        ===========      ===========      ===========


           See accompanying notes to consolidated financial statements




                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



1.      NATURE OF OPERATIONS

        AIG SunAmerica Life Assurance Company (DBA Anchor National Life Insurance Company), including its wholly owned subsidiaries, (the "Company") is an Arizona-domiciled life insurance company which conducts its business through three segments: annuity operations, asset management operations and broker-dealer operations. Annuity operations consist of the sale and administration of deposit-type insurance contracts, including fixed and variable annuities, universal life insurance contracts and guaranteed investment contracts ("GICs"). Asset management operations, which include the distribution and management of mutual funds, are conducted by SunAmerica Asset Management Corp. ("SunAmerica Asset Management"), the Company's registered investment advisor and wholly owned subsidiary and its related distributor, SunAmerica Capital Services, Inc. ("SACS"). Broker-dealer operations involve the sale of securities and financial services products, and are conducted by Royal Alliance Associates, Inc. ("Royal Alliance"), a wholly owned subsidiary of the Company.

        The Company is a direct wholly owned subsidiary of SunAmerica Life Insurance Company (the "Parent"), which is an indirect wholly owned subsidiary of American International Group, Inc. ("AIG"), a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities, financial services, retirement services and asset management. The Company changed its name to SunAmerica National Life Insurance Company on October 5, 2001 and further changed its name to AIG SunAmerica Life Assurance Company on January 24, 2002. However, the Company is continuing to do business as Anchor National Life Insurance Company. It is currently anticipated that the Company will seek regulatory approval to change its name in each state in which it does business to AIG SunAmerica Life Assurance Company effective sometime in the first quarter of 2003.

        The operations of the Company are influenced by many factors, including general economic conditions, monetary and fiscal policies of the federal government, and policies of state and other regulatory authorities. The level of sales of the Company's financial products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets, and terms and conditions of competing financial products. The Company is exposed to the typical risks normally associated with a portfolio of fixed-income securities, namely interest rate, option, liquidity and credit risk. The Company controls its exposure to these risks by, among other things, closely monitoring and matching the duration of its assets and liabilities, monitoring and limiting prepayment and extension risk in its portfolio, maintaining a large percentage of its portfolio in highly liquid securities, and engaging in a disciplined process of underwriting, reviewing and monitoring credit risk. The Company also is exposed to market risk, as market volatility may result in reduced fee income in the case of assets managed in mutual funds and held in separate accounts.




                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)



2.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        BASIS OF PRESENTATION: The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") and include the accounts of the Company and all of its wholly owned subsidiaries. All significant intercompany accounts and transactions are eliminated in consolidation. Certain prior period items have been reclassified to conform to the current period's presentation.

        Under GAAP, deposits collected on the non-traditional life and annuity insurance products, such as those sold by the Company, are not reflected as revenues in the Company's statement of earnings, as they are recorded directly to policyholders liabilities upon receipt.

        The preparation of financial statements in conformity with GAAP requires the use of estimates and assumptions that affect the amounts reported in the financial statements and the accompanying notes. Actual results could differ from those estimates.

        INVESTMENTS: Cash and short-term investments primarily include cash, commercial paper, money market investments and short-term bank participations. All such investments are carried at cost plus accrued interest, which approximates fair value, have maturities of three months or less and are considered cash equivalents for purposes of reporting cash flows.

        Bonds, notes and redeemable preferred stocks available for sale and common stocks are carried at aggregate fair value and changes in unrealized gains or losses, net of tax, are credited or charged directly to the accumulated other comprehensive income or loss component of shareholder's equity. Bonds, notes and redeemable preferred stocks are reduced to estimated net realizable value when declines in such values are considered to be other than temporary. Estimates of net realizable value are subjective and actual realization will be dependent upon future events.

        Mortgage loans are carried at amortized unpaid balances, net of provisions for estimated losses. Policy loans are carried at unpaid balances. Separate account seed money consists of seed money for mutual funds used as investment vehicles for the Company's variable annuity separate accounts and is carried at market value. Partnership investments in affordable housing properties are generally carried at cost, and for certain of the properties, realized tax credits reduce the carrying value of the investment as an alternative to reducing income tax expense. Limited partnerships that are invested in real estate and fixed-income securities are accounted for by the cost method of accounting. Real estate is carried at the lower of cost or net realizable value. Common stock is carried at fair value. Other invested assets consist of invested collateral with respect to the Company's securities lending program, collateralized bond obligations





                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)



2.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

        and investments in mutual funds for the Company's asset management operations.

        The Company lends its securities and primarily takes cash as collateral with respect to the securities lent. This collateral is an amount in excess of the fair value of the securities lent. Collateral received that is other than cash also exceeds the fair value of the securities lent. The Company monitors daily the market value of securities that are on loan relative to the fair value of collateral held and obtains additional collateral when necessary. Income earned on the collateral is recorded as net investment income while interest paid on the securities lending agreements and the related management fees paid to administer the program are recorded as interest expense in the consolidated statement of income and comprehensive income.

        Realized gains and losses on the sale of investments are recognized in operations at the date of sale and are determined by using the specific cost identification method. Premiums and discounts on investments are amortized to investment income by using the interest method over the contractual lives of the investments.

        INTEREST RATE SWAP AGREEMENTS: As a component of its asset and liability management strategy, the Company utilizes interest rate swap agreements ("Swap Agreements") to match assets more closely to liabilities. Swap Agreements are agreements to exchange with a counterparty interest rate payments of differing character (for example, variable-rate payments exchanged for fixed-rate payments) based on an underlying principal balance (notional principal) to hedge against interest rate changes. The Company typically utilizes Swap Agreements to create a hedge that effectively converts floating-rate assets into fixed-rate instruments. At December 31, 2001, the Company had one outstanding Swap Agreement subject to the provisions of SFAS 133 (see "Recently Issued Accounting Standards") with a notional principal of $97,000,000 which matures in June 2002. This agreement effectively converts a $97,000,000 floating rate commercial mortgage to a fixed rate instrument. The agreement has been designated as a cash flow hedge and accordingly, the market value of the Swap Agreement, $2,218,000, has been recorded as an asset in the Company's consolidated balance sheet as of December 31, 2001. Changes in the market value of this Swap Agreement, net of taxes, are recognized as a component of other comprehensive income. There was no inefficiency associated with this Swap Agreement at adoption or in the year ended December 31, 2001.

        DEFERRED ACQUISITION COSTS: Policy acquisition costs are deferred and amortized, with interest, in relation to the incidence of estimated gross profits to be realized over the estimated lives of the annuity contracts. Estimated gross profits are composed of net investment income, net realized investment gains and losses, variable annuity fees, universal life insurance fees, surrender charges and direct




                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)



2.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

        administrative expenses. Costs incurred to sell mutual funds are also deferred and amortized over the estimated lives of the funds obtained. Deferred acquisition costs ("DAC") consist of commissions and other costs that vary with, and are primarily related to, the production or acquisition of new business. The Company capitalized DAC of $359,162,000 and $362,085,000 for the years ended December 31, 2001 and 2000, respectively.

        As debt and equity securities available for sale are carried at aggregate fair value, an adjustment is made to DAC equal to the change in amortization that would have been recorded if such securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. The change in this adjustment, net of tax, is included with the change in net unrealized gains or losses on debt and equity securities available for sale which is a component of accumulated other comprehensive income (loss) and is credited or charged directly to shareholder's equity. DAC has been increased by $16,000,000 and $21,800,000 at December 31, 2001 and 2000, respectively, for this adjustment.

        VARIABLE ANNUITY ASSETS AND LIABILITIES RELATED TO SEPARATE ACCOUNTS:
        The assets and liabilities resulting from the receipt of variable annuity deposits are segregated in separate accounts. The Company receives administrative fees for managing the funds and other fees for assuming mortality and certain expense risks. Such fees are included in Variable Annuity Fees in the income statement.

        GOODWILL: Goodwill amounted to $20,150,000 (including accumulated amortization of $19,852,000) and $21,604,000 (including accumulated amortization of $18,101,000) at December 31, 2001 and 2000, respectively. Goodwill is amortized by using the straight-line method over periods averaging 25 years and is included in Other Assets in the balance sheet. Goodwill is evaluated for impairment when events or changes in economic conditions indicate that the carrying amount may not be recoverable. See "Recently Issued Accounting Standards" below for discussion of future accounting for goodwill effective January 1, 2002.

        RESERVES FOR FIXED ANNUITIES, UNIVERSAL LIFE INSURANCE AND GUARANTEED INVESTMENT CONTRACTS ("GICs"): Reserves for fixed annuity, universal life insurance and GIC contracts are accounted for as investment-type contracts in accordance with Statement of Financial Accounting Standards No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments," and are recorded at accumulated value (deposits received, plus accrued interest, less withdrawals and assessed fees).




                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)



2.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

        MODIFIED COINSURANCE DEPOSIT LIABILITY: Cash received as part of the modified coinsurance transaction described in Note 7 is recorded as a deposit liability. Deposits from the reinsured business are allocated to pay down the liability pursuant to a repayment schedule.

        FEE INCOME: Variable annuity fees, asset management fees, universal life insurance fees and surrender charges are recorded in income as earned. Net retained commissions are recognized as income on a trade date basis.

        INCOME TAXES: The Company files as a "life insurance company" under the provisions of the Internal Revenue Code of 1986. Its federal income tax return is consolidated with those of its direct parent, SunAmerica Life Insurance Company (the "Parent"), and its affiliate, First SunAmerica Life Insurance Company ("FSA"). Income taxes have been calculated as if the Company filed a separate return. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

        RECENTLY ISSUED ACCOUNTING STANDARDS: In June 1998, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133"). This statement requires the Company to recognize all derivatives in the consolidated balance sheet measuring these derivatives at fair value. The recognition of the change in the fair value of a derivative depends on a number of factors, including the intended use of the derivative and the extent to which it is effective as part of a hedge transaction. SFAS 133 was postponed by SFAS 137, Accounting for Derivative Instruments and Hedging Activities - Deferral of the Effective Date of SFAS No. 133, and became effective for the Company on January 1, 2001. The adoption of SFAS 133 on January 1, 2001 resulted in an increase of $1,389,000, net of tax, in other comprehensive income.

        In January 2001, the Emerging Issues Task Force of the FASB ("EITF") issued EITF 99-20, Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets ("EITF 99-20"). EITF 99-20 provides guidance on the calculation of interest income and the recognition of impairments related to beneficial interests held in an investment portfolio. Beneficial interests are investments that represent rights to receive specified cash flows from a pool of underlying assets (i.e. collateralized debt obligations). In accordance with the transition provisions of EITF 99-20, the Company recorded in its consolidated statement of income and comprehensive income for 2001 a cumulative effect of an accounting change adjustment loss of $10,342,000 ($15,910,000 before tax).




                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)



2.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

        In June 2001, FASB issued Statement of Financial Accounting Standard No. 142 "Goodwill and Other Intangible Assets" ("SFAS 142"). SFAS 142 requires the Company to discontinue the amortization of goodwill on its consolidated income statement. SFAS 142 is effective for the year commencing January 1, 2002. In addition, SFAS 142 requires goodwill to be subject to an assessment of impairment on an annual basis, or more frequently if circumstances indicate that a possible impairment has occurred.

        As of December 31, 2001, the Company recorded $20,150,000 million of goodwill on its consolidated balance sheet. The Company has evaluated the impact of the impairment provisions of SFAS 142, and has determined that the impact on its results of operations and financial condition will not be significant.

        In August 2001, the FASB issued Statement of Financial Accounting Standard No. 144 "Accounting for the Impairment and Disposal of Long-Lived Assets" ("SFAS 144"). SFAS 144 eliminates the exception to consolidation for a subsidiary for which control is likely to be temporary. As a result, this standard may impact the Company's financial statements with respect to SA Affordable Housing LLC's ownership interests in limited partnerships (see Note 9). SFAS 144 is effective for the year commencing January 1, 2002. The Company is currently evaluating the provisions of SFAS 144, and has not yet determined the impact on the Company's consolidated balance sheet or its consolidated results of operations.

    3.  ACQUISITIONS

        Pursuant to AIG's acquisition of American General Financial Group in 2001, American General's North American Funds were merged with SunAmerica Mutual Funds. The merger of these funds increased the Company's assets under management by approximately $1,329,000,000.

        On December 31, 1998, the Company acquired the individual life business and the individual and group annuity business of MBL Life Assurance Corporation ("MBL Life") (the "Acquisition"), via a 100% coinsurance transaction, for a cash purchase price of $128,420,000. As part of this transaction, the Company acquired assets having an aggregate fair value of $5,718,227,000, composed primarily of invested assets totaling $5,715,010,000. Liabilities assumed in this acquisition totaled $5,831,266,000, including $3,460,503,000 of fixed annuity reserves, $2,308,742,000 of universal life reserves and $24,011,000 of guaranteed investment contract reserves. The excess of the purchase price over the fair value of net assets received amounted to $83,737,000 at December 31, 2001, after adjustment for the transfer of the New York





                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)



3.      ACQUISITIONS (Continued)

        business to FSA (see below), and is included in Deferred Acquisition Costs in the accompanying consolidated balance sheet. The income statements for the years ended December 31, 2001, 2000 and 1999 include the impact of the Acquisition.

        Included in the block of business acquired from MBL Life were policies whose owners are residents of the State of New York ("the New York Business"). On July 1, 1999, the New York Business was acquired by the Company's New York affiliate, FSA, via an assumption reinsurance agreement, and the remainder of the business converted to assumption reinsurance in the Company, which superseded the coinsurance agreement. As part of this transfer, invested assets equal to $678,272,000, life reserves equal to $282,247,000, group pension reserves equal to $406,118,000, and other net assets of $10,093,000 were transferred to FSA.

        The $128,420,000 purchase price was allocated between the Company and FSA based on the estimated future gross profits of the two blocks of business. The portion allocated to FSA was $10,000,000.

        As part of the Acquisition, the Company received $242,473,000 from MBL Life to pay policy enhancements guaranteed by the MBL Life rehabilitation agreement to policyholders meeting certain requirements. Of this amount, the Company was required to transfer $20,055,000 to the Parent for enhancements on policies which customers elected to convert to fixed annuity policies of the Parent. Included in the Company's reserves transferred to FSA in 1999 were $34,657,000 of such policy enhancement reserves. Based upon final actuarial calculations performed in the first quarter of 2000, $16,741,000 of such reserves were returned to the Company by FSA. A primary requirement was that annuity policyholders must have converted their MBL Life policy to a policy type currently offered by the Company or one of its affiliates by December 31, 1999. Pursuant to the agreement, the enhancements were scheduled to be credited in four installments on January 1, 2000, June 30, 2001, June 30, 2002 and June 30, 2003, to eligible policies still active on each of those dates. The Company's portion of the payment due amounted to $52,093,000 and $58,329,000 on January 1, 2000 and June 30, 2001,
        respectively, and was either credited to the accounts of the policyholders or paid as benefits through withdrawals or accelerated death benefits. On December 31, 2001, the remaining enhancement reserve for such payments totaled $100,834,000.




                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)



4.      INVESTMENTS

        The amortized cost and estimated fair value of bonds, notes and redeemable preferred stocks by major category follow:

                                             Amortized      Estimated
                                                  Cost     Fair Value
                                            ----------     ----------
                                                 (In thousands)
        AT DECEMBER 31, 2001:

        Securities of the United States
          Government                        $   24,279     $   24,069
        Mortgage-backed securities           1,532,155      1,543,175
        Securities of public utilities         223,006        222,815
        Corporate bonds and notes            2,059,160      2,002,981
        Redeemable preferred stocks             21,515         21,515
        Other debt securities                  747,786        730,520
                                            ----------     ----------
          Total                             $4,607,901     $4,545,075
                                            ==========     ==========

        AT DECEMBER 31, 2000:

        Securities of the United States
          Government                        $   19,164     $   18,868
        Mortgage-backed securities           1,651,581      1,636,304
        Securities of public utilities         154,076        151,209
        Corporate bonds and notes            1,426,845      1,329,001
        Redeemable preferred stocks              1,375          1,375
        Other debt securities                  877,529        871,145
                                            ----------     ----------
          Total                             $4,130,570     $4,007,902
                                            ==========     ==========

        The amortized cost and estimated fair value of bonds, notes and redeemable preferred stocks by contractual maturity, as of December 31, 2001, follow:

                                             Amortized      Estimated
                                                  Cost     Fair Value
                                            ----------     ----------
                                                 (In thousands)
        Due in one year or less             $   93,363     $   94,251
        Due after one year through
          five years                         1,122,253      1,110,755
        Due after five years through
          ten years                          1,371,336      1,321,277
        Due after ten years                    488,794        475,617
        Mortgage-backed securities           1,532,155      1,543,175
                                            ----------     ----------

          Total                             $4,607,901     $4,545,075
                                            ==========     ==========

        Actual maturities of bonds, notes and redeemable preferred stocks may differ from those shown above due to prepayments and redemptions.




                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)



    4.  INVESTMENTS (Continued)

        Gross unrealized gains and losses on bonds, notes and redeemable preferred stocks by major category follow:

                                                Gross         Gross
                                           Unrealized    Unrealized
                                                Gains        Losses
                                           ----------    ----------
                                                (In thousands)
        AT DECEMBER 31, 2001:

        Securities of the United States
          Government                        $     105     $    (315)
        Mortgage-backed securities             16,573        (5,553)
        Securities of public utilities          1,885        (2,076)
        Corporate bonds and notes              21,540       (77,719)
        Other debt securities                   6,226       (23,492)
                                            ---------     ---------
          Total                             $  46,329     $(109,155)
                                            =========     =========

        AT DECEMBER 31, 2000:

        Securities of the United States
          Government                        $      17     $    (313)
        Mortgage-backed securities             10,000       (25,277)
        Securities of public utilities            267        (3,134)
        Corporate bonds and notes              12,682      (110,526)
        Other debt securities                  11,482       (17,866)
                                            ---------     ---------
          Total                             $  34,448     $(157,116)
                                            =========     =========

        Gross unrealized gains on equity securities aggregated $12,000 at December 31, 2001 and $18,000 at December 31, 2000. Gross unrealized losses on equity securities aggregated $439,000 at December 31, 2001 and $45,000 at December 31, 2000.




                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)



    4.  INVESTMENTS (Continued)

        Gross realized investment gains and losses on sales of investments are as follows:

                                                Years Ended December 31,
                                        ---------------------------------------
                                             2001           2000           1999
                                        ---------      ---------      ---------
                                                    (In thousands)
        BONDS, NOTES AND REDEEMABLE
         PREFERRED STOCKS:
          Realized gains                $  34,026      $   9,608      $   8,333
          Realized losses                 (25,258)        (5,573)       (26,113)
        MORTGAGE LOANS:
          Realized losses                      --           (276)            --

        COMMON STOCKS:
          Realized gains                      164            610          4,239
          Realized losses                      --             --            (11)

        OTHER INVESTMENTS:
          Realized gains                       --          1,091             --
          Realized losses                    (685)            --             --

        IMPAIRMENT WRITEDOWNS            (100,958)       (20,637)        (6,068)
                                        ---------      ---------      ---------
          Total net realized
          investment losses             $ (92,711)     $ (15,177)     $ (19,620)
                                        =========      =========      =========

        The sources and related amounts of investment income (losses) are as follows:

                                                Years Ended December 31,
                                        ---------------------------------------
                                             2001           2000           1999
                                        ---------      ---------      ---------
                                                    (In thousands)
        Short-term investments          $   9,430      $  21,683      $  61,764
        Bonds, notes and redeemable
          preferred stocks                285,668        290,157        348,373
        Mortgage loans                     58,262         60,608         47,480
        Partnerships                       13,905          7,031          6,631
        Policy loans                       18,218         20,200         22,284
        Common stocks                           2             --              7
        Real estate                          (272)           121           (525)
        Other invested assets              (5,038)         6,668         35,939
        Less: investment expenses          (4,962)        (7,113)        (5,952)
                                        ---------      ---------      ---------
        Total investment income         $ 375,213      $ 399,355      $ 516,001
                                        =========      =========      =========




                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

4.      INVESTMENTS (Continued)

        At December 31, 2001, no investments in any one entity or its affiliates exceeded 10% of the Company's consolidated shareholder's equity.

        At December 31, 2001, bonds, notes and redeemable preferred stocks included $215,528,000 of bonds and notes not rated investment grade. These non-investment-grade securities are comprised of bonds spanning 35 industries with 20% of these assets concentrated in telecommunications and 10% concentrated in airlines. No other industry concentration constituted more than 6% of these assets.

        At December 31, 2001, mortgage loans were collateralized by properties located in 29 states, with loans totaling approximately 30% of the aggregate carrying value of the portfolio secured by properties located in California and approximately 11% by properties located in New York. No more than 9% of the portfolio was secured by properties in any other single state.

        At December 31, 2001, the carrying value of investments in default as to the payment of principal or interest was $12,060,000 ($9,824,000 of bonds and $2,236,000 of mortgage loans).

        As a component of its asset and liability management strategy, the Company utilizes Swap Agreements to match assets more closely to liabilities. Swap Agreements are agreements to exchange with a counterparty interest rate payments of differing character (for example, variable-rate payments exchanged for fixed-rate payments) based on an underlying principal balance (notional principal) to hedge against interest rate changes. The Company typically utilizes Swap Agreements to create a hedge that effectively converts floating-rate assets and liabilities to fixed-rate instruments. At December 31, 2001, the Company had one outstanding asset Swap Agreement with a notional principal amount of $97,000,000 and one outstanding liability Swap Agreement with a notional principal amount of $30,954,000. The asset Swap Agreement was entered into in May 2000 and matures in June 2002. The liability Swap Agreement was entered into in December 1996 and matures in December 2024. The net interest received or paid on the asset Swap Agreement is included in Investment Income, while the net interest received or paid on the liability Swap Agreement is included in Interest Expense in the Consolidated Statement of Income and Comprehensive Income. The total net interest received (paid) amounted to $2,599,000 for the year ended December 31, 2001, $43,000 for the year ended December 31, 2000 and $(215,000) for the year ended December 31, 1999.

        At December 31, 2001, $8,635,000 of bonds, at amortized cost, were on deposit with regulatory authorities in accordance with statutory requirements.




                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)



5.      FAIR VALUE OF FINANCIAL INSTRUMENTS

        The following estimated fair value disclosures are limited to reasonable estimates of the fair value of only the Company's financial instruments. The disclosures do not address the value of the Company's recognized and unrecognized nonfinancial assets (including its real estate investments and other invested assets except for partnerships) and liabilities or the value of anticipated future business. The Company does not plan to sell most of its assets or settle most of its liabilities at these estimated fair values.

        The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. Selling expenses and potential taxes are not included. The estimated fair value amounts were determined using available market information, current pricing information and various valuation methodologies. If quoted market prices were not readily available for a financial instrument, management determined an estimated fair value. Accordingly, the estimates may not be indicative of the amounts the financial instruments could be exchanged for in a current or future market transaction.

        The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value:

        CASH AND SHORT-TERM INSTRUMENTS: Carrying value is considered to be a reasonable estimate of fair value.

        BONDS, NOTES AND REDEEMABLE PREFERRED STOCKS: Fair value is based principally on independent pricing services, broker quotes and other independent information.

        MORTGAGE LOANS: Fair values are primarily determined by discounting future cash flows to the present at current market rates, using expected prepayment rates.

        SEPARATE ACCOUNT SEED MONEY: Fair value is considered to be the market value of the underlying securities.

        COMMON STOCKS: Fair value is based principally on independent pricing services, broker quotes and other independent information.

        POLICY LOANS: Carrying value is considered a reasonable estimate of fair value.

        PARTNERSHIPS: Fair value of partnerships that invest in debt and equity securities is based upon the fair value of the net assets of the partnerships as determined by the general partners.




                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)



5.      FAIR VALUE OF FINANCIAL INSTRUMENTS (Continued)

        VARIABLE ANNUITY ASSETS HELD IN SEPARATE ACCOUNTS: Variable annuity assets are carried at the market value of the underlying securities.

        RESERVES FOR FIXED ANNUITY CONTRACTS: Deferred annuity contracts are assigned a fair value equal to current net surrender value. Annuitized contracts are valued based on the present value of future cash flows at current pricing rates.

        RESERVES FOR GUARANTEED INVESTMENT CONTRACTS: Fair value is based on the present value of future cash flows at current pricing rates.

        VARIABLE ANNUITY LIABILITIES RELATED TO SEPARATE ACCOUNTS: Variable annuity liabilities are carried at the market value of the underlying securities of the variable annuity assets held in separate accounts.

        SUBORDINATED NOTES PAYABLE TO AFFILIATES: Fair value is estimated based on the quoted market prices for similar issues.







                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)



5.      FAIR VALUE OF FINANCIAL INSTRUMENTS (Continued)

        The estimated fair values of the Company's financial instruments at December 31, 2001 and 2000 compared with their respective carrying values, are as follows:

                                                      Carrying            Fair
                                                         Value           Value
                                                   -----------     -----------
                                                        (In thousands)
        DECEMBER 31, 2001:

        ASSETS:
          Cash and short-term investments          $   200,064     $   200,064
          Bonds, notes and redeemable
             preferred stocks                        4,545,075       4,545,075
          Mortgage loans                               692,392         732,393
          Policy loans                                 226,961         226,961
          Separate account seed money                   50,560          50,560
          Common stocks                                    861             861
          Partnerships                                   8,214           7,527
          Variable annuity assets held in
             separate accounts                      18,526,413      18,526,413

        LIABILITIES:
          Reserves for fixed annuity contracts     $ 3,498,917     $ 3,439,727
          Reserves for guaranteed investment
             contracts                                 483,861         490,718
          Variable annuity liabilities related
             to separate accounts                   18,526,413      18,526,413
          Subordinated notes payable to
             affiliates                                 58,814          62,273





                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)



5.      FAIR VALUE OF FINANCIAL INSTRUMENTS (Continued)

                                                      Carrying            Fair
                                                         Value           Value
                                                   -----------     -----------
                                                         (In thousands)
        DECEMBER 31, 2000:

        ASSETS:
          Cash and short-term investments          $   169,701     $   169,701
          Bonds, notes and redeemable
             preferred stocks                        4,007,902       4,007,902
          Mortgage loans                               684,174         711,543
          Policy loans                                 244,436         244,436
          Separate account seed money                  104,678         104,678
          Common stocks                                    974             974
          Partnerships                                   8,216           9,915
          Variable annuity assets held in
             separate accounts                      20,393,820      20,393,820

        LIABILITIES:
          Reserves for fixed annuity contracts     $ 2,778,229     $ 2,618,719
          Reserves for guaranteed investment
             contracts                                 610,672         610,672
          Variable annuity liabilities related
             to separate accounts                   20,393,820      20,393,820
          Subordinated notes payable to
             affiliates                                 55,119          57,774

6.      SUBORDINATED NOTES PAYABLE TO AFFILIATES

        Subordinated notes (including accrued interest of $6,354,000) payable to affiliates totaled $58,814,000 at interest rates ranging from 8% to 9.5% at December 31, 2001, and require principal payments of $21,500,000 in 2002, $20,400,000 in 2003, $3,000,000 in 2004 and $7,560,000 in 2005.
        The $6,354,000 of accrued interest was paid by the Company in January and February 2002.




                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)



7.      REINSURANCE

        With respect to its reinsurance agreements, the Company could become liable for all obligations of the reinsured policies if the reinsurers were to become unable to meet the obligations assumed under the respective reinsurance agreements. The Company monitors its credit exposure with respect to these agreements. However, due to the high credit ratings of the reinsurers, such risks are considered to be minimal.

        The Company guarantees a minimum level of death benefits for the majority of the Company's separate account contracts. If a policyholder death benefit notification is received and the assets in the respective policyholder separate accounts are insufficient to fund the required minimum policy benefits, the Company is obligated to pay the difference. This exposure was reinsured on approximately 27% of the liabilities as of December 31, 2001. During January 2002, the Company entered into additional reinsurance agreements which significantly limited its exposure for certain contracts entered into in 2001 through 2003.

        Certain of the Company's variable annuities provide for a Guaranteed Minimum Income Benefit in the form of guaranteed benefit payout upon annuitization. All of the annuitization benefit at risk has been reinsured as of December 31, 2001.

        The business which was assumed from MBL Life as part of the Acquisition is subject to existing reinsurance ceded agreements. At December 31, 1998, the maximum retention on any single life was $2,000,000, and a total credit of $5,057,000 was taken against the life insurance reserves, representing predominantly yearly renewable term reinsurance. In order to limit even further the exposure to loss on any single insured and to recover an additional portion of the benefits paid over such limits, the Company entered into a reinsurance treaty effective January 1, 1999 under which the Company retains no more than $100,000 of risk on any one insured life. At December 31, 2001, a total reserve credit of $3,781,000 was taken against the life insurance reserves.

        On August 1, 1999, the Company entered into a modified coinsurance transaction, approved by the Arizona Department of Insurance, which involved the ceding of approximately $6,000,000,000 of variable annuities to ANLIC Insurance Company (Hawaii), a non-affiliated stock life insurer. The transaction is accounted for as reinsurance for statutory reporting purposes. As part of the transaction, the Company received cash in the amount of $150,000,000 and recorded a corresponding deposit liability. As payments are made to the reinsurer, the deposit liability is relieved. The cost of this program, which amounted to $6,909,000 for the year ended December 31, 2001, $12,026,000 for the year ended December 31, 2000 and $3,621,000 for the year ended December 31, 1999, is reported as a component of General and Administrative Expenses in the Consolidated Statement of Income and Comprehensive Income.




                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)



8.      COMMITMENTS AND CONTINGENT LIABILITIES

        The Company has entered into eight agreements in which it has provided liquidity support for certain short-term securities of municipalities and non-profit organizations by agreeing to purchase such securities in the event there is no other buyer in the short-term marketplace. In return the Company receives a fee. The maximum liability under these guarantees at December 31, 2001 is $1,031,000,000. Related to each of these agreements are participation agreements with the Company's Parent, under which the Parent will share in $497,850,000 of these liabilities in exchange for a proportionate percentage of the fees received under these agreements. Management does not anticipate any material future losses with respect to these commitments.

        In the ordinary course of business, the Company is obligated to purchase approximately $46,000,000 of asset backed securities as of December 31, 2001.

        The Company has entered into an agreement whereby it is committed to purchase the remaining principal amount, $240,158,000 as of December 31, 2001, of various mortgage-backed securities at par value in March 2006. At the present time, management does not anticipate any material losses with respect to this agreement.

        Various lawsuits against the Company have arisen in the ordinary course of business. Contingent liabilities arising from litigation, income taxes and other matters are not considered material in relation to the financial position, results of operations or cash flows of the Company, with the potential exception of McMurdie et al. v. SunAmerica et al., Case No. BC 194082. The lawsuit is a representative action wherein the plaintiffs allege violations of California's Business and Professions Code Sections 17200 et seq. The Company is vigorously defending the lawsuit. The probability of any particular outcome is not reasonably estimable at this time.

        Based on the information available at this time, management believes that the Company has not incurred material losses associated with the terrorist attacks of September 11, 2001.

        The Company's current financial strength and counterparty credit ratings from Standard & Poor's are based in part on a guarantee (the "Guarantee") of the Company's insurance policy obligations by American Home Assurance Company ("American Home"), a subsidiary of AIG, and a member of an AIG intercompany pool, and the belief that the Company is viewed as a strategically important member of AIG. The Guarantee is unconditional and irrevocable, and the Company's policyholders have the right to enforce the Guarantee directly against American Home.




                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)



8.      COMMITMENTS AND CONTINGENT LIABILITIES (Continued)

        The Company's current financial strength rating from Moody's is based in part on a support agreement between the Company and AIG (the "Support Agreement"), pursuant to which AIG has agreed that AIG will cause the Company to maintain a policyholder's surplus of not less than $1,000,000 or such greater amount as shall be sufficient to enable the Company to perform its obligations under any policy issued by it. The Support Agreement also provides that if the Company needs funds not otherwise available to it to make timely payment of its obligations under policies issued by it, AIG will provide such funds at the request of the Company. The Support Agreement is not a direct or indirect guarantee by AIG to any person of any obligations of the Company. AIG may terminate the Support Agreement with respect to outstanding obligations of the Company only under circumstances where the Company attains, without the benefit of the Support Agreement, a financial strength rating equivalent to that held by the Company with the benefit of the Support Agreement. Policyholders have the right to cause the Company to enforce its rights against AIG and, if the Company fails or refuses to take timely action to enforce the Support Agreement or if the Company defaults in any claim or payment owed to such policyholder when due, have the right to enforce the Support Agreement directly against AIG.

        American Home does not publish financial statements, although it files statutory annual and quarterly reports with the New York State Insurance Department, where such reports are available to the public. AIG is a reporting company under the Securities Exchange Act of 1934, and publishes annual reports on Form 10-K and quarterly reports on Form 10-Q, which are available from the Securities and Exchange Commission.




                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

9.      SHAREHOLDER'S EQUITY

        The Company is authorized to issue 4,000 shares of its $1,000 par value Common Stock. At December 31, 2001 and 2000, 3,511 shares were outstanding.

        Changes in shareholder's equity are as follows:

                                                                 Years Ended December 31,
                                                        ---------------------------------------
                                                             2001           2000           1999
                                                        ---------      ---------      ---------
                                                                    (In thousands)
        ADDITIONAL PAID-IN CAPITAL:
          Beginning balances                            $ 493,010      $ 493,010      $ 378,674
          Reclassification of note by Parent                   --             --        170,436
          Return of capital                                    --             --       (170,500)
          Capital contributions received                       --             --        114,250
          Contribution of partnership investment               --             --            150
          Contribution of subsidiary by Parent            432,743             --             --
                                                        ---------      ---------      ---------
        Ending balances                                 $ 925,753      $ 493,010      $ 493,010
                                                        =========      =========      =========

        RETAINED EARNINGS:
          Beginning balances                            $ 697,730      $ 551,158      $ 366,460
          Net income                                       90,369        215,572        184,698
          Dividends paid to Parent                        (94,095)       (69,000)            --
                                                        ---------      ---------      ---------
        Ending balances                                 $ 694,004      $ 697,730      $ 551,158
                                                        =========      =========      =========

        ACCUMULATED OTHER
          COMPREHENSIVE LOSS:
             Beginning balances                         $ (65,582)     $(112,553)     $  (1,619)
             Change in net unrealized
                gains (losses) on debt
                securities available for sale              59,842         79,891       (198,659)
             Change in net unrealized
                gains (losses) on equity
                securities available for sale                (400)           (27)           (10)
             Change in adjustment to deferred
                acquisition costs                          (5,800)        (7,600)        28,000
             Tax effects of net changes                   (18,774)       (25,293)        59,735
             Cumulative effect of accounting
                change, net of tax                          1,389             --             --
             Net change related to cash flow hedges            53             --             --
                                                        ---------      ---------      ---------
        Ending balances                                 $ (29,272)     $ (65,582)     $(112,553)
                                                        =========      =========      =========

        On January 1, 2001, the Parent contributed all of its ownership interests in SA Affordable Housing LLC ("SAAH LLC"), a wholly owned subsidiary, to the Company. All of SAAH LLC's ownership interests were subsequently contributed by the Company to SunAmerica Asset Management. SAAH LLC has investments in limited partnership interests whose primary purpose is the generation of rehabilitation tax credits, low income housing credits and passive losses. Realized tax credits are passed on to its direct Parent, SunAmerica Asset Management. At the time of the contribution, SAAH LLC had partnership assets of $432,120,000, other assets of $623,000 and shareholder's equity of $432,743,000. SAAH LLC's results of operations are included within the asset management operations. As a result of this transfer, additional paid-in capital was increased by $432,743,000.




                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)



9.      SHAREHOLDER'S EQUITY (Continued)

        Dividends that the Company may pay to its shareholder in any year without prior approval of the Arizona Department of Insurance are limited by statute. The maximum amount of dividends which can be paid to shareholders of insurance companies domiciled in the state of Arizona without obtaining the prior approval of the Insurance Commissioner is limited to the lesser of either 10% of the preceding year's statutory surplus or the preceding year's statutory net gain from operations if, after paying the dividend, the Company's capital and surplus would be adequate in the opinion of the Arizona Department of Insurance. Currently, no dividends can be paid to stockholders in the year 2002 without prior approval. Ordinary and extraordinary dividends of $94,095,000 and $69,000,000 were paid on April 2, 2001 and March 1,
        2000, respectively. No dividends were paid in the year ended December 31, 1999.

        Under statutory accounting principles utilized in filings with insurance regulatory authorities, the Company's net loss for the year ended December 31, 2001 totaled $122,322,000. The Company's net income for the years ended December 31, 2000 and 1999 was approximately $168,367,000 and $261,539,000, respectively. The Company's statutory capital and surplus totaled approximately $1,009,267,000 at December 31, 2001 and $719,946,000 at December 31, 2000.

        In 1998, the National Association of Insurance Commissioners ("NAIC") adopted the codification of statutory accounting principles ("Codification") which replaced the NAIC's previous primary guidance on statutory accounting, which became effective January 1, 2001. Codification changed prescribed statutory accounting practices and has resulted in changes to the accounting practices that the Company uses to prepare its statutory basis financial statements. Codification has been adopted by all fifty states as the prescribed basis of accounting, including Arizona. The adoption of Codification resulted in an increase to the Company's statutory surplus of approximately $92,402,000.

        On June 30, 1999, the Parent cancelled the Company's surplus note payable of $170,436,000 and funds received were reclassified to Additional Paid-in Capital in the accompanying consolidated balance sheet. On September 9, 1999, the Company paid $170,500,000 to its Parent as a return of capital. On September 14, 1999 and October 25, 1999, the Parent contributed additional capital to the Company in the amounts of $54,250,000 and $60,000,000, respectively. Also on December 31, 1999, the Parent made a $150,000 contribution of partnership investments to the Company.




                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)



10.     INCOME TAXES

        The components of the provisions for federal income taxes on pretax income consist of the following:

                                       Net Realized
                                         Investment
                                     Gains (Losses)     Operations          Total
                                     --------------     ----------      ---------
                                                      (In thousands)
        YEAR ENDED DECEMBER 31, 2001:

        Currently payable                 $ (18,317)     $ (86,841)     $(105,158)
        Deferred                            (17,180)       143,190        126,010
                                          ---------      ---------      ---------
          Total income tax expense
          (benefit)                       $ (35,497)     $  56,349      $  20,852
                                          =========      =========      =========

        YEAR ENDED DECEMBER 31, 2000:

        Currently payable                 $   2,791      $  (8,473)     $  (5,682)
        Deferred                             (8,103)       122,230        114,127
                                          ---------      ---------      ---------
          Total income tax expense
            (benefit)                     $  (5,312)     $ 113,757      $ 108,445
                                          =========      =========      =========

        YEAR ENDED DECEMBER 31, 1999:

        Currently payable                 $   6,846      $ 196,192      $ 203,038
        Deferred                            (13,713)       (86,300)      (100,013)
                                          ---------      ---------      ---------
          Total income tax expense
            (benefit)                     $  (6,867)     $ 109,892      $ 103,025
                                          =========      =========      =========









                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

10.     INCOME TAXES (Continued)

        Income taxes computed at the United States federal income tax rate of 35% and income taxes provided differ as follows:

                                                           Years Ended December 31,
                                                  ---------------------------------------
                                                       2001           2000           1999
                                                  ---------      ---------      ---------
                                                              (In thousands)
        Amount computed at statutory rate         $  42,547      $ 113,406      $ 100,703
        Increases (decreases) resulting from:
          Amortization of differences
             between book and tax
             bases of net assets acquired               613            597            609
          State income taxes, net of
             federal tax benefit                      4,072          9,718          7,231
          Dividends received deduction              (13,406)       (10,900)        (3,618)
          Tax credits                               (16,758)        (2,382)        (1,346)
          Other, net                                  3,784         (1,994)          (554)
                                                  ---------      ---------      ---------
          Total income tax expense                $  20,852      $ 108,445      $ 103,025
                                                  =========      =========      =========

        For United States federal income tax purposes, certain amounts from life insurance operations are accumulated in a memorandum policyholders' surplus account and are taxed only when distributed to shareholders or when such account exceeds prescribed limits. The accumulated policyholders' surplus was $14,300,000 at December 31, 2001. The Company does not anticipate any transactions which would cause any part of this surplus to be taxable.




                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)



10.     INCOME TAXES (Continued)

        Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax reporting purposes. The significant components of the liability for Deferred Income Taxes are as follows:

                                                  December 31,   December 31,
                                                          2001           2000
                                                  ------------   ------------
                                                         (In thousands)
        DEFERRED TAX LIABILITIES:
        Investments                                  $      --      $  18,738
        Deferred acquisition costs                     425,208        317,995
        State income taxes                               5,978          9,640
        Other liabilities                               24,247         55,101
                                                     ---------      ---------
        Total deferred tax liabilities                 455,433        401,474
                                                     ---------      ---------

        DEFERRED TAX ASSETS:
        Investments                                  $ (23,194)     $      --
        Contractholder reserves                       (184,890)      (247,591)
        Guaranty fund assessments                       (3,629)        (3,610)
        Deferred income                                (16,211)       (28,982)
        Net unrealized losses on debt and equity
          securities available for sale                (16,539)       (35,313)
                                                     ---------      ---------
        Total deferred tax assets                     (244,463)      (315,496)
                                                     ---------      ---------
        Deferred income taxes                        $ 210,970      $  85,978
                                                     =========      =========

11.     RELATED-PARTY MATTERS

        The Company pays commissions to six affiliated companies: SunAmerica Securities, Inc.; Advantage Capital Corp.; Financial Services Corp.; Sentra Securities Corp.; Spelman & Co., Inc.; and VALIC Financial Advisors. Commissions paid to these broker-dealers totaled $40,567,000 in the year ended December 31, 2001, $44,584,000 in the year ended December 31, 2000 and $37,435,000 in the year ended December 31, 1999. These broker-dealers, when combined with the Company's wholly owned broker-dealer, distribute a significant portion of the Company's variable annuity products, amounting to approximately 26.0%, 33.8% and 35.6% of deposits for each of the respective periods. Of the Company's mutual fund sales, 26.3%, 33.6% and 37.9% were distributed by these affiliated broker-dealers for each of the respective periods.

        The Company purchases administrative, investment management, accounting, marketing and data processing services from its Parent and SunAmerica, an indirect parent. Amounts paid for such services totaled $130,178,000 for the year ended December 31, 2001, $132,034,000 for the year ended December 31, 2000 and $105,059,000 for the year ended December 31, 1999. The marketing component of such costs during these periods amounted to $68,757,000, $61,954,000 and $53,385,000, respectively, and are deferred and amortized as part of Deferred Acquisition Costs. The other components of such costs are included in General and Administrative Expenses in the income statement.




                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)



11.     RELATED-PARTY MATTERS (Continued)

        During the year ended December 31, 2001, the Company paid $219,000 of management fees to an affiliate of the Company to administer its securities lending program (see Note 2).

        During the year ended December 31, 2001, the Company entered into a short-term financing arrangement with SunAmerica. Under the terms of this agreement, the Company has immediate access of up to $500 million. Any advances made under this agreement must be repaid within 30 days. No borrowings were outstanding under this agreement at December 31, 2001.

        Also, during the year ended December 31, 2001, the Company entered into a short-term financing arrangement with SunAmerica whereby SunAmerica has the right to borrow up to $500 million from the Company. Any advances made by the Company under this agreement must be repaid to the Company within 30 days. As of December 31, 2001, $75 million was due to the Company under this agreement. This receivable was collected in January 2002 and is included in other assets in the consolidated balance sheet.

        At December 31, 2001 and 2000, the Company held no investments issued by any of its affiliates.

        During the year ended December 31, 2001, the Company made no purchases or sales of invested assets to or from the Parent or its affiliates.

        During the year ended December 31, 2000, FSA transferred $16,741,000 of cash to the Company related to policy enhancements of the New York Business from the Acquisition (see Note 3).

        During the year ended December 31, 2000, the Company transferred $20,055,000 of cash to the Parent as a result of policy enhancements granted to annuity policyholders who converted their MBL Life policies to policies of the Parent (see Note 3).

        During the year ended December 31, 2000, the Company sold various invested assets to the Parent for cash equal to their current market value of $6,362,000.

        During the year ended December 31, 1999, the Company transferred short-term investments and bonds to FSA with an aggregate fair value of $634,596,000 as part of the transfer of the New York Business from the Acquisition (See Note 3). The Company recorded a net realized loss of $5,144,000 on the transfer of these assets.

        During the year ended December 31, 1999, the Company purchased certain invested assets from SunAmerica for cash equal to their current market value of $161,159,000.





                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)



12.     BUSINESS SEGMENTS

        The Company has three business segments: annuity operations, asset management operations and broker-dealer operations. The accounting policies of the segments are the same as those described in Note 2 - Summary of Significant Accounting Policies. The Company evaluates performance and allocates reserves based on profit or loss from operations before income taxes. There were no intersegment revenues during all periods presented. Substantially all of the Company's revenues are derived from the United States. The Parent makes expenditures for long-lived assets for the annuity operations segment and allocates depreciation of such assets to the annuity operations segment.

        Products for the annuity operations and asset management operations are marketed through affiliated and independent broker-dealers, full-service securities firms and financial institutions. One independent selling organization in the annuity operations represented 12.2% of sales in the year ended December 31, 2001, 16.9% of sales in the year ended December 31, 2000 and 12.0% of sales in the year ended December 31, 1999. No other independent selling organization was responsible for 10% or more of sales for any such period. There was no single independent selling organization that accounted for 10% or more of sales in the asset management operations. Registered representatives sell products offered by the broker-dealer operations. Revenue from any single registered representative or group of registered representatives do not compose a material percentage of total revenues in the broker-dealer operations.





                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)



12.     BUSINESS SEGMENTS (Continued)

        Summarized data for the Company's business segments follow:

                                                             Asset            Broker-
                                           Annuity        Management          Dealer
                                         Operations       Operations        Operations           Total
                                       ------------      ------------      ------------      ------------
                                                                 (In thousands)
        YEAR ENDED
        DECEMBER 31, 2001:

        Investment income              $    359,655      $     14,988      $        570      $    375,213
        Interest expense                   (241,444)           (4,115)             (360)         (245,919)
                                       ------------      ------------      ------------      ------------
        Net investment income               118,211            10,873               210           129,294
        Net realized investment
          losses                            (59,784)          (32,927)               --           (92,711)

        Variable annuity fees               350,378            11,499                --           361,877
        Net retained commissions                 --             2,210            45,362            47,572
        Asset management fees                    --            63,529                --            63,529
        Universal life insurance
          fees, net                          18,909                --                --            18,909
        Surrender charges                    24,911                --                --            24,911
        Other fees, net                       3,626             9,350             1,575            14,551
                                       ------------      ------------      ------------      ------------
        Total fee income                    397,824            86,588            46,937           531,349

        General and administrative
          expenses                          (89,253)          (27,430)          (29,486)         (146,169)

        Amortization of deferred
          acquisition costs                (144,273)          (76,043)               --          (220,316)

        Annual commissions                  (58,278)               --                --           (58,278)

        Guaranteed minimum
          death benefits                    (21,606)               --                --           (21,606)
                                       ------------      ------------      ------------      ------------

        Pretax income (loss)
          before cumulative
          effect of accounting
          change                       $    142,841      $    (38,939)     $     17,661      $    121,563
                                       ============      ============      ============      ============
        Total assets                   $ 26,208,762      $    659,876      $     72,950      $ 26,941,588
                                       ============      ============      ============      ============
        Expenditures for long-
          lived assets                 $         --      $        614      $        608      $      1,222
                                       ============      ============      ============      ============





                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)



12.     BUSINESS SEGMENTS (Continued)

                                                             Asset            Broker-
                                           Annuity        Management          Dealer
                                         Operations       Operations        Operations           Total
                                       ------------      ------------      ------------      ------------
                                                                 (In thousands)
        YEAR ENDED
        DECEMBER 31, 2000:

        Investment income              $    388,368      $      9,800      $      1,187      $    399,355
        Interest expense                   (260,709)           (3,784)             (360)         (264,853)
                                       ------------      ------------      ------------      ------------
        Net investment income               127,659             6,016               827           134,502
        Net realized investment
          losses                            (15,177)               --                --           (15,177)

        Variable annuity fees               385,436            15,059                --           400,495
        Net retained commissions                 --             3,878            58,324            62,202
        Asset management fees                    --            73,922                --            73,922
        Universal life insurance
          fees, net                          20,258                --                --            20,258
        Surrender charges                    20,963                --                --            20,963
        Other fees, net                       3,832             6,708             2,419            12,959
                                       ------------      ------------      ------------      ------------
        Total fee income                    430,489            99,567            60,743           590,799

        General and administrative
          expenses                         (101,912)          (36,106)          (32,058)         (170,076)

        Amortization of deferred           (125,035)          (32,972)               --          (158,007)
          acquisition costs

        Annual commissions                  (56,473)               --                --           (56,473)

        Guaranteed minimum
          death benefits                     (1,551)               --                --            (1,551)
                                       ------------      ------------      ------------      ------------
        Pretax income before
          cumulative effect of
          accounting change            $    258,000      $     36,505      $     29,512      $    324,017
                                       ============      ============      ============      ============
        Total assets                   $ 26,908,888      $    199,075      $     81,515      $ 27,189,478
                                       ============      ============      ============      ============
        Expenditures for long-
          lived assets                 $         --      $        454      $      1,600      $      2,054
                                       ============      ============      ============      ============





                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)



12.     BUSINESS SEGMENTS (Continued)

                                                             Asset            Broker-
                                           Annuity        Management          Dealer
                                         Operations       Operations        Operations           Total
                                       ------------      ------------      ------------      ------------
                                                                 (In thousands)
        YEAR ENDED
        DECEMBER 31, 1999:

        Investment income              $    505,962      $      9,072      $        967      $    516,001
        Interest expense                   (354,263)           (3,085)             (389)         (357,737)
                                       ------------      ------------      ------------      ------------
        Net investment income               151,699             5,987               578           158,264
        Net realized investment
          losses                            (19,620)               --                --           (19,620)

        Variable annuity fees               296,112            10,305                --           306,417
        Net retained commissions                 --             2,012            49,027            51,039
        Asset management fees                    --            43,510                --            43,510
        Universal life insurance
          fees, net                          28,932                --                --            28,932
        Surrender charges                    17,137                --                --            17,137
        Other fees, net                       2,139             4,804              (616)            6,327
                                       ------------      ------------      ------------      ------------

        Total fee income                    344,320            60,631            48,411           453,362

        General and administrative
          expenses                          (93,921)          (23,998)          (28,378)         (146,297)

        Amortization of deferred
          acquisition costs                 (94,910)          (21,930)               --          (116,840)

        Annual commissions                  (40,760)               --                --           (40,760)

        Guaranteed minimum
          death benefits                       (386)               --                --              (386)
                                       ------------      ------------      ------------      ------------

        Pretax income before
          cumulative effect of
          accounting change            $    246,422      $     20,690      $     20,611      $    287,723
                                       ============      ============      ============      ============
        Total assets                   $ 26,649,310      $    150,966      $     74,218      $ 26,874,494
                                       ============      ============      ============      ============
        Expenditures for long-
          lived assets                 $         --      $      2,271      $      2,728      $      4,999
                                       ============      ============      ============      ============







13.     SUBSEQUENT EVENT

               The Company has declared a distribution to its Parent, effective January 1, 2002, of 100% of the outstanding capital stock of its consolidated subsidiary, Saamsun Holdings Corporation ("Saamsun"). This distribution was declared subject to the approval of the Arizona Department of Insurance. In the opinion of management, subsequent to such distribution, the Company's capital and surplus will remain more than sufficient in relation to its outstanding liabilities and more than adequate relative to its financial needs, and will exceed its risk-based capital requirements by a considerable margin.

               Saamsun is comprised of the Company's asset management and broker-dealer segments. If approved, such distribution would have a material effect upon the Company's shareholders equity, reducing it by approximately $550 million in 2002. Partnerships would be reduced by approximately $440 million. Pretax income in future periods would be reduced by the earnings of the Company's asset management and broker-dealer operations, which, on a combined basis, total $35.5 million, $74.7 million, and $50.8 million for 2001, 2000, and 1999, respectively.

                           PART C - OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a)     Financial Statements

        The following financial statements are included in Part B of the Registration Statement:

               The audited consolidated financial statements of AIG SunAmerica Life Assurance Company (formerly Anchor National Life Insurance Company) at December 31, 2001 and 2000 and for the years ended December 31, 2001, 2000 and 1999.

               Audited Financial Statements of Variable Annuity Account Two (Portion relating to the Vista Capital Advantage Variable Annuity) as of August 31, 2001 and for each of the two years in the period year ended August 31, 2001.

(b)     Exhibits

(1)     Resolutions Establishing Separate Account              ***
(2)     Custody Agreements                                     **
(3)     (a) Form of Distribution Contract                      ***
        (b) Selling Agreement                                  ***
(4)     Variable Annuity Contract                              ***
(5)     Application for Contract                               *****
(6)     Depositor - Corporate Documents
        (a) Amended and Restated Article of Incorporation      *
        (b) Amended and Restated By-Laws                       *
(7)     Reinsurance Contract                                   **
(8)     Fund Participation Agreement                           *****
(9)     Opinion of Counsel                                     ***
        Consent of Counsel                                     *****
(10)    Consent of Independent Accountants                     *
(11)    Financial Statements Omitted from Item 23              **
(12)    Initial Capitalization Agreement                       **
(13)    Performance Computations                               **
(14)    Diagram and Listing of All Persons Directly or
        Indirectly
        Controlled By or Under Common Control with Anchor
        National Life Insurance Company, the Depositor of      *
        Registrant
(15)    Powers of Attorney                                     ******

*      Filed Herewith
**     Not Applicable
*** Filed as part of the Initial Registration Statement to this Registration Statement
**** Filed on 12/20/96, Post-Effective Amendments 2 and 4 to this Registration Statement
***** Filed on 12/24/97, Post-Effective Amendments 3 and 5 to this Registration Statement
****** Filed on 12/19/00, Post-Effective Amendments 9 and 10 to this
       Registration Statement

Item 25. Directors and Officers of the Depositor

        The officers and directors of Anchor National are listed below. Their principal business address is 1 SunAmerica Center, Los Angeles, California 90067-6022, unless otherwise noted.

NAME                             POSITION
----                             --------
Jay S. Wintrob                   President, Director and Chief Executive Officer
James R. Belardi                 Senior Vice President and Director
Marc H. Gamsin                   Senior Vice President and Director
N. Scott Gillis                  Senior Vice President and Director
Jana W. Greer                    Senior Vice President and Director
Gregory M. Outcalt               Senior Vice President
Edwin R. Raquel                  Senior Vice President and Chief Actuary
Mark A. Zaeske                   Treasurer
Christine A. Nixon               Vice President and Secretary
J. Franklin Grey                 Vice President
Maurice S. Hebert                Vice President and Controller
Edward P. Nolan*                 Vice President
Steward R. Polakov               Vice President
Scott H. Richland                Vice President
Lawrence M. Goldman              Vice President and Assistant Secretary
Ron H. Tani                      Vice President
Virginia N. Puzon                Assistant Secretary

--------------

* 88 Bradley Road, P.O. Box 4005, Woodbridge, Connecticut 06525

Item 26. Persons Controlled By or Under Common Control With Depositor or Registrant

        The Registrant is a separate account of Anchor National (Depositor). For a complete listing and diagram of all persons directly or indirectly controlled by or under common control with the Depositor or Registrant, see Exhibit 14 of this Registration Statement, which is filed herein. As of January 4, 1999, Anchor National became an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"). An organizational chart for AIG can be found in Form 10-K, SEC file number 001-08787 filed April 1, 2002.

Item 27. Number of Contract Owners

        As of March 1, 2002, there were 90 owners of Qualified Contracts and 167 owners of Non-Qualified Contracts.

Item 28. Indemnification

        None.

Item 29. Principal Underwriter

        J.P. Morgan Fund Distributors, Inc. serves as distributor to the Registrant. Its principal business address is One Chase Manhattan Plaza, New York, New York 10081. The following are the directors and officers of Vista Fund Distributors, Inc.

NAME                                         POSITION WITH DISTRIBUTOR
----                                         -------------------------
Lynn J. Mangum                               Chairman/Director
Richard Baxt                                 President
William J. Tomko                             Senior Vice President
Gregory A. Trichtinger                       Vice President
Kevin Dell                                   Vice President/Secretary
Robert Tuch                                  Assistant Secretary
Dennis R. Sheehan                            Executive Vice President/Director

                       NET DISTRIBUTION    COMPENSATION ON
     NAME OF             DISCOUNTS AND      REDEMPTION OR      BROKERAGE
   DISTRIBUTOR            COMMISSIONS       ANNUITIZATION     COMMISSIONS    COMPENSATION*
   -----------            -----------       -------------     -----------    -------------
J.P. Morgan Fund             None               None             None            None
Distributors, Inc.

--------------

* Distribution fee is paid by Anchor National.

Item 30. Location of Accounts and Records

        Anchor National, the Depositor for the Registrant, is located at 1 SunAmerica Center, Los Angeles, California 90067-6022. Vista Fund Distributors, Inc., the distributor of the Contracts, is located at 101 Park Avenue, New York, New York 10178. Each maintains those accounts and records required to be maintained by it pursuant to Section 31(a) of the Investment Company Act and the rules promulgated thereunder.

        State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02100, maintains certain accounts and records pursuant to the instructions of the Registrant.

Item 31. Management Services

        Not Applicable.

Item 32. Undertakings

        Registrant undertakes to (1) file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity Contracts may be accepted; (2) include either (A) as part of any application to purchase a Contract offered by the prospectus forming a part of the Registration Statement, a space that an applicant can check to request a Statement of Additional Information, or (B) a postcard or similar written communication affixed to or included in the Prospectus that the Applicant can remove to send for a Statement of Additional Information; and (3) deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request.

Item 33. Representation

a) The company hereby represents that it is relying upon a No-Action Letter issued to the American Council of Life Insurance dated November 28, 1988 (Commission ref. IP-6-88) and that the following provisions have been complied with:

        1. Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in each registration statement, including the prospectus, used in connection with the offer of the contract;

        2. Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in any sales literature used in connection with the offer of the contract;

        3. Instruct sales representatives who solicit participants to purchase the contract specifically to bring the redemption restrictions imposed by Section 403(b)(11) to the attention of the potential participants;

        4. Obtain from each plan participant who purchases a Section 403(b) annuity contract, prior to or at the time of such purchase, a signed statement acknowledging the participants' understanding of (1) the restrictions on redemption imposed by Section 403(b)(11), and (2) other investment alternatives available under the employer's Section 403(b) arrangement to which the participant may elect to transfer his contract value.

b) REPRESENTATION PURSUANT TO SECTION 26(f) OF THE INVESTMENT COMPANY ACT OF 1940: The Company represents that the fees and charges to be deducted under the variable annuity contract described in the prospectus contained in this registration statement are, in the aggregate, reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed in connection with the contract.

                                   SIGNATURES


        As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485 for effectiveness of this Registration Statement and has caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf, in the City of Los Angeles, and the State of California, on this 12th day of April, 2002.


                           VARIABLE ANNUITY ACCOUNT TWO
                                   (Registrant)

                           By: ANCHOR NATIONAL LIFE INSURANCE COMPANY
                                 (Depositor)

                           By: /s/ JAY S. WINTROB
                               --------------------
                                   Jay S. Wintrob
                                   President

                           By: ANCHOR NATIONAL LIFE INSURANCE COMPANY
                                 (Depositor, on behalf of itself and Registrant)

                           By: /s/ JAY S. WINTROB
                               --------------------
                                   Jay S. Wintrob
                                   President

        As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


SIGNATURE                         TITLE                                   DATE
---------                         -----                                   ----
/s/ JAY S. WINTROB                President, Chief Executive Officer      April 12, 2002
----------------------------      and Director (Principal Executive
Jay S. Wintrob                    Officer)

MARC H. GAMSIN*                   Senior Vice President and Director      April 12, 2002
----------------------------
Marc H. Gamsin

N. SCOTT GILLIS*                  Senior Vice President and Director      April 12, 2002
----------------------------      (Principal Financial Officer)
N. Scott Gillis

JAMES R. BELARDI*                 Senior Vice President and Director      April 12, 2002
----------------------------
James R. Belardi

JANA W. GREER*                    Senior Vice President and Director      April 12, 2002
----------------------------
Jana W. Greer

MAURICE S. HEBERT*                Vice President and Controller           April 12, 2002
----------------------------      (Principal Accounting Officer)
Maurice S. Hebert

*By: /s/ CHRISTINE A. NIXON       Attorney-in-Fact                        April 12, 2002
----------------------------
Christine A. Nixon

Date: April 12, 2002

                                  EXHIBIT INDEX

EXHIBIT      DESCRIPTION
-------      -----------
6(a)         Amended and Restated Articles of Incorporation

6(b)         Amended and Restated Bylaws

(10)         Consent of Independent Accountants

(14)         Diagram and Listing of All Persons Directly or Indirectly
             Controlled By or Under Common Control with Anchor national
             Life Insurance company, the Depositor of Registrant